Registration No. 033-37959
                               Investment Company Act Registration No. 811-06221
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549
                       ----------------------------------
                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           |X|


                         Pre-Effective Amendment No.    [ ]
                       Post-Effective Amendment No. 18    |X|
                                     and/or
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       |X|

                              Amendment No. 19 |X|
                        (Check appropriate box or boxes.)


                           BRANDYWINE BLUE FUND, INC.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            3711 Kennett Pike
          Greenville, Delaware                                          19807
      ----------------------------                                     -------
(Address of Principal Executive Offices)                              (Zip Code)

                                 (302) 656-3017
               --------------------------------------------------
              (Registrant's Telephone Number, including Area Code)


                                                               Copy to:
                                                           Richard L. Teigen
          William F. D'Alonzo                             Foley & Lardner LLP
           3711 Kennett Pike                           777 East Wisconsin Avenue
      Greenville, Delaware 19807                      Milwaukee, Wisconsin 53202
---------------------------------------               --------------------------
(Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

[ ]  immediately upon filing pursuant to paragraph (b)


[ ]  on (date) pursuant to paragraph (b)


[ ]  60 days after filing pursuant to paragraph (a) (1)


|X|  on January 31, 2005 pursuant to paragraph (a) (1)


[ ]  75 days after filing pursuant to paragraph (a) (2)

[ ]  on (date) pursuant to paragraph (a) (2), of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS                                                    JANUARY 31, 2005


                        (BRANDYWINE ADVISORS FUND LOGO)

     "NEVER INVEST IN THE STOCK MARKET -- INVEST IN INDIVIDUAL BUSINESSES."

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


QUESTIONS YOU SHOULD ASK
  BEFORE INVESTING IN BRANDYWINE
  ADVISORS FUND                                                              1

FEES AND EXPENSES                                                            3

INVESTMENT OBJECTIVE, STRATEGIES
  AND RISKS                                                                  3

DISCLOSURE OF
  PORTFOLIO HOLDINGS                                                         4

MANAGEMENT OF THE FUND                                                       4

DETERMINING NET ASSET VALUE                                                  4

ABOUT OUR MINIMUM REQUIREMENTS
  FOR INITIAL INVESTMENT                                                     5

INVESTING IN BRANDYWINE
  ADVISORS FUND                                                              5

   How to Open Your Brandywine
     Advisors Fund Account                                                   5

   How to Buy Additional Shares of
     Brandywine Advisors Fund                                                7

   How to Sell Shares of
     Brandywine Advisors Fund                                                7

   Payment of Redemption Proceeds                                            8

   Disclosures Related to
     Market Timing                                                           9

DIVIDENDS, DISTRIBUTIONS
  AND TAXES                                                                  9

SHAREHOLDER STATEMENTS
  AND REPORTS                                                               10

ACCOUNT SERVICES AND POLICIES                                               10

FINANCIAL HIGHLIGHTS                                                        10

PRIVACY POLICY                                                              12

HOUSEHOLD DELIVERY OF
  SHAREHOLDER DOCUMENTS                                                     12

SHARE PURCHASE APPLICATION                                                  13


                               A WORD ABOUT RISK

  Look for this "warning flag" symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder, will confront.

                            QUESTIONS YOU SHOULD ASK
                              BEFORE INVESTING IN
                            BRANDYWINE ADVISORS FUND

1.   WHAT IS THE FUND'S GOAL?

Brandywine Advisors Fund seeks capital appreciation.

2.   WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

     Brandywine Advisors Fund invests principally in common stocks of U.S. companies, and, to a lesser extent, in equity securities of foreign issuers usually those which are publicly traded in the United States either directly or through American Depositary Receipts ("ADRs"). It utilizes a fundamentals-driven, company-by-company investment approach that is based on the belief that you should invest in individual businesses, not in the stock market. Brandywine Advisors Fund will invest in companies in a broad range of industries but generally focuses on companies whose earnings are growing by at least 20% per year and whose stocks sell at reasonable price-to-earnings ratios. Brandywine Advisors Fund primarily invests in companies having market capitalizations between $2 billion and $15 billion. It targets fundamentally sound companies that are experiencing a positive change.

     The Fund adheres to a firm sell discipline.  The Fund will sell a stock:

     o With deteriorating fundamentals such as contracting margins or reduced revenue growth

     o  When investor expectations have become unrealistically high

     o  When it finds a better investment

     While this sell discipline is likely to cause the Fund to have an annual portfolio turnover rate of approximately 200-300%, it also causes the Fund to keep seeking better investment alternatives.

3.   WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?


     The Fund invests principally in common stocks. The prices of the stocks in which the Fund invests may decline for a number of reasons. These reasons include factors that are specific to one or more stocks in which the Fund invests as well as factors that affect the equity securities markets generally. The price declines may be steep, sudden and/or prolonged. As a consequence, investors in the Fund may lose money.


     Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the regulatory requirements of U.S. companies and, as a consequence, there may be less publicly available information about such companies. Also foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

     The Fund is actively managed and will have high portfolio turnover. High portfolio turnover necessarily results in greater transaction costs, such as brokerage commissions, which the Fund must pay and short term capital gains (or losses) to investors. Greater transaction costs may reduce Fund performance. Distributions to shareholders of short-term capital gains are taxed as ordinary income under current federal income tax laws.

     The Fund is a suitable investment only for those investors who have long-term investment goals such as investing for retirement. If you may need to redeem your shares in a hurry, or if you are uncomfortable with an investment that will fluctuate in value, the Fund may not be the right choice for you.

4.   HOW HAS THE FUND PERFORMED?

     The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the average annual returns over 1 year and since inception compare with those of the S&P MidCap 400, Russell MidCap Index and Russell MidCap Growth Index. Please be aware that past performance (before and after taxes) is not necessarily an indication of future performance. The Fund may perform better or worse in the future.


                            BRANDYWINE ADVISORS FUND
                      (Total return for the calendar year)

                         2001                   -19.24%
                         2002                   -16.92%
                         2003                    28.81%
                         2004



Note: During the four year period shown on the bar chart, the Fund's highest total return for a quarter was 14.92% (quarter ended June 30, 2003) and the lowest total return for a quarter was -13.66% (quarter ended March 31, 2001).



AVERAGE ANNUAL TOTAL RETURNS                               SINCE THE EFFECTIVE
   (FOR THE PERIODS ENDED                       ONE         DATE OF THE FUND
     DECEMBER 31, 2004)                         YEAR       (OCTOBER 31, 2000)
     ------------------                         ----       ------------------
Brandywine Advisors
   Return before taxes
   Return after taxes
     on distributions(1)<F1>
   Return after taxes on
     distributions and sale
     of Fund shares(1)<F1>
S&P 500(2)<F2>(3)<F3>
Russell MidCap(2)<F2>(4)<F4>
Russell MidCap Growth(2)<F2>(5)<F5>



(1)<F1> The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.
(2)<F2>   Reflects no deduction for fees, expenses or taxes.
(3)<F3> The S&P 500 Index consists of 500 stocks, mostly on the New York Stock Exchange, selected by the Standard & Poor's Ratings Group. Each stock's weighting is based on its relative total market value. Stocks may be added or deleted from the Index which assumes reinvestment of dividends.
(4)<F4> The Russell MidCap, a trademark of the Frank Russell Company, measures the performance of the 800 smallest of the 1,000 largest publicly traded companies in the U.S. equity market and does include income.
(5)<F5> The Russell MidCap Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index and does include income.


                               FEES AND EXPENSES

  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
   Maximum Sales Charge (Load)
     Imposed on Purchases (as a
     percentage of offering price).                              None
   Maximum Deferred Sales Charge (Load)                          None
   Maximum Sales Charge (Load)
     Imposed on Reinvested
     Dividends and Distributions                                 None
   Redemption Fee                                                None*<F6>
   Exchange Fee                                                  None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   Management Fees                                               1.00%
   Distribution and/or Service (12b-1) Fees                      0.06%
   Other Expenses                                                0.14%
                                                                 -----
   Total Fund Operating Expenses                                 1.20%


*<F6> The Fund's transfer agent charges a fee of $15.00 for each wire redemption.

Example:

  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that you reinvest all dividends and distributions and that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


       1 YEAR             3 YEARS             5 YEARS             10 YEARS
       ------             -------             -------             --------
        $122                $381                $660               $1,455


                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

                        THE FUND'S INVESTMENT OBJECTIVE

  The Fund's investment objective is capital appreciation. The Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Fund may not appreciate and investors may lose money.

  The Fund will not take temporary defensive positions. However it will invest in money market instruments such as United States Treasury Bills, commercial paper and repurchase agreements and hold some cash so that it can pay expenses and satisfy redemption requests. The Fund's investments in money market instruments and cash will not exceed 10% of the Fund's net assets, except for short-term portfolio repositioning.

                        THE FUND'S INVESTMENT STRATEGIES

  The Fund's investment adviser believes the Fund is most likely to achieve its investment objective if it consistently invests in companies whose earnings exceed the expectations of the investment community. Accordingly, the Fund invests in fundamentally sound companies that are experiencing a positive change. The Fund's investment adviser believes fundamentally sound companies generally have some or all of the following attributes:

      Earnings growth of over 20% annually
      High rates of profitability
      Strong balance sheets
      High quality of earnings (i.e., earnings realized through the normal sale of products or ser-vices rather than earnings or losses from non-recurring events)

  The positive change could be:
      New products
      New management
      An acquisition or divestiture
      Legislative changes

  The Fund typically does not invest in companies with high price-to-earnings ratios because these companies are less likely to perform better than the investment community expects. The Fund is generally more likely to invest in lesser known companies moving from a lower to higher market share position within their industry groups than the largest and best known companies in such groups.

                               PRINCIPAL RISKS OF
                             INVESTING IN THE FUND

  Investing in shares of common stock or in ADRs involves risks. The common stocks or ADRs in which the Fund invests may decline in value for any number of reasons. If that happens, the value of your investment will decline as well. The following are some of the main reasons why common stocks or ADRs purchased by the Fund may decline in value.

  1. The Fund's investment adviser was incorrect in its assessment of a company's prospects.

  2. The Fund's investment adviser was correct in its assessment of a company's prospects, but the company was out-of-favor with other investors.

  3. Investor psychology in the marketplace shifted from equity securities in general to other assets such as debt securities or money market instruments (sometimes called "a flight to safety").


                        DISCLOSURE OF PORTFOLIO HOLDINGS



  The Statement of Additional Information for the Fund, which is incorporated by reference into this Prospectus, contains a description of the Fund's policies and procedures respecting disclosure of its portfolio holdings.


                             MANAGEMENT OF THE FUND

                               ABOUT THE ADVISER

  Friess Associates, LLC (the "Adviser"), 115 East Snow King Avenue, P. O. Box 576, Jackson, Wyoming 83001 manages the investment portfolio for the Fund. The Adviser may delegate some or all of its investment advisory responsibilities to its affiliate, Friess Associates of Delaware, LLC (the "Sub-Adviser"), 3711 Kennett Pike, P. O. Box 4166, Greenville, Delaware 19807. In addition to the Fund, Friess Associates, LLC is the investment adviser to the Brandywine Fund, Brandywine Blue Fund and individual and institutional clients with substantial investment portfolios. Friess Associates was established in 1974. Affiliated Managers Group, Inc. ("AMG") owns a majority interest in both the Adviser and the Sub-Adviser and is the managing member of both.

                                  COMPENSATION

  As the investment adviser to the Fund, the Adviser manages the investment portfolio for the Fund. The Fund pays the Adviser an annual investment advisory fee, which is calculated daily and paid monthly, at an annual rate of 1% of the net assets of the Fund.

  The Adviser, NOT THE FUND, pays the Sub-Adviser a fee equal to 110% of the monthly expenses the Sub-Adviser incurs in performing its services as Sub-Adviser.

                              INVESTMENT DECISIONS

  The Adviser and, if so delegated, the Sub-Adviser supervise the investment portfolio of the Fund, directing the purchase and sale of investment securities in the day-to-day management of the Fund. In allocating brokerage business for the Fund, the Adviser takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts (or analysts of other firms retained by the broker) for consultation.

  All investment decisions are made by a team of investment professionals representing the Adviser or the Sub-Adviser, any of whom may make recommendations subject to the final approval of William D'Alonzo or another senior member of the Adviser's management team to whom he may delegate the authority.

  Mr. D'Alonzo has been an officer of the Fund since 2000 and a director since 2001. He is also Chief Investment Officer and Chief Executive Officer of both the Adviser and the Sub-Adviser. Foster Friess has been an officer and a director of Brandywine Advisors Fund since it was incorporated in 2000. He is also Chairman of the Board of both the Adviser and the Sub-Adviser.

                         SERVICE AND DISTRIBUTION PLAN

  The Fund has adopted a service and distribution plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan the Fund may pay distribution and shareholder servicing fees for the sale of its shares and for services provided to its shareholders at an annual rate of up to 0.25% of the Fund's average net assets. Since these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than other types of sales charges.

                          DETERMINING NET ASSET VALUE


  The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called the net asset value ("NAV"). The Fund calculates NAV as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on most national holidays and on Good Friday. The Fund calculates NAV based on the market price of the securities (other than money market instruments) it holds.



  If market quotations are not available, the Fund will value securities at their fair value pursuant to procedures established by and under the supervision of the Board of Directors. The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.


  If the transfer agent, U.S. Bancorp Fund Services, LLC, receives your request to buy or to sell shares by the close of regular trading on the New York Stock Exchange, your transaction will be priced at that day's NAV. If the transfer agent receives your request after that time, it will be priced at the next business day's NAV.

  The Fund's NAV can be found daily in the mutual fund listings of most major newspapers under the heading "Brandywine Funds". The Nasdaq symbol for the Fund is "BWAFX".

             ABOUT OUR MINIMUM REQUIREMENTS FOR INITIAL INVESTMENT

  The Fund's shares are primarily sold through broker-dealers, financial institutions or other service providers ("Servicing Agents") with whom the Fund has entered into an agreement. Shares sold through these Servicing Agents are not subject to any minimum investment requirements.

  The Board of Directors has established $10,000 as the minimum initial investment in the Fund for shares that are not sold through Servicing Agents.

  Employees, officers and directors of the Fund, the Adviser or the Sub-Adviser or firms providing contractual services to the Fund, members of their immediate families (spouses, siblings, parents, children and grandchildren) and retirement plans and trusts for their benefit may purchase shares without regard to the minimum. The Fund's officers may also, but are not required to, waive or lower the minimum requirements for shareholders' spouses, parents, children and grandchildren under special circumstances, considering the additional shares to be an extension of the investment of the first shareholder.

                                  INVESTING IN
                            BRANDYWINE ADVISORS FUND

  Our goal is to make it easy and pleasant for you to do business with us. This section will help you become familiar with the many different services we offer to you as a shareholder.

                                HOW TO OPEN YOUR
                        BRANDYWINE ADVISORS FUND ACCOUNT

1. Read this prospectus carefully.

2. Determine how much you want to invest.

MINIMUM INVESTMENTS ARE AS FOLLOWS:

TO OPEN A NEW ACCOUNT        $10,000
TO ADD TO AN EXISTING ACCOUNT           $1,000

3. Complete the appropriate parts of the purchase application at the back of this prospectus, carefully following the instructions. (Additional purchase applications may be obtained from the Fund.)

   Please be sure to provide your Social Security or taxpayer identification number on the application. If you have questions, please contact our Investor Service Representatives at 1-877-636-6460 or 1-414-765-4124.


   In compliance with the USA PATRIOT Act of 2001, please note that the transfer agent will verify certain information on your account application as part of the Fund's Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box may not be accepted. Please contact the transfer agent if you need additional assistance with your application.



   If the Fund does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within 5 business days if clarifying information/docu-mentation is not received.



4. Complete the appropriate parts of the account privileges section of the application. By applying for privileges, such as telephone redemption, electronic transfer and wire transfer now, you can avoid the delay and inconvenience later of having to file an additional form. To add these privileges at a later date would require a signature guarantee. See "To Obtain a Signature Guarantee" on page 8.


5. Enclose your check.  Make your check payable to Brandywine Advisors Fund.


   All checks must be drawn on U.S. banks and payable in U.S. dollars.  The
Fund will not accept payment in cash or money orders. The Fund also does not accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares.



   U.S. BANCORP FUND SERVICES, LLC, THE FUND'S TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED TO THE TRANSFER AGENT. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUND AS A RESULT.


6. Send application and check to:

BY MAIL

   FOR FIRST CLASS MAIL
   Brandywine Advisors Fund
   c/o U.S. Bancorp Fund Services, LLC
   P.O. Box 701
   Milwaukee, WI 53201-0701

   FOR OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL:
   Brandywine Advisors Fund
   c/o U.S. Bancorp Fund Services, LLC
   615 E. Michigan St., 3rd Floor
   Milwaukee, WI 53202-5207


   PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS. THE FUND DOES NOT CONSIDER THE U.S. POSTAL SERVICE OR OTHER INDEPENDENT DELIVERY SERVICES TO BE ITS AGENTS. THEREFORE, DEPOSIT IN THE MAIL OR WITH SUCH SERVICES, OR RECEIPT AT U.S. BANCORP FUND SERVICES, LLC POST OFFICE BOX, OF PURCHASE APPLICATIONS OR REDEMPTION REQUESTS DOES NOT CONSTITUTE RECEIPT BY THE TRANSFER AGENT OF THE FUND.


BY WIRE


  You may purchase shares by wire transfer.



  Initial Investment by Wire - If you wish to open an account by wire, please call 1-800-656-3017 or 1-414-765-4124 before you wire funds in order to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions. You may then contact your bank to initiate the wire using the instructions you were given.



  Subsequent Investments by Wire - Please call 1-800-656-3017 or 1-414-765-4124 before you wire funds in order to advise the transfer agent of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.


  WIRE TO:
  U.S. Bank, N.A.
  777 East Wisconsin Avenue
  Milwaukee, Wisconsin 53202
  ABA 075000022

  CREDIT:
  U.S. Bancorp Fund Services, LLC
  Account 112-952-137

  FURTHER CREDIT:
  Brandywine Advisors Fund
  (shareholder account number)
  (shareholder registration)

  You must then send a properly signed share purchase application marked
"FOLLOW UP." Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. THE FUND AND U.S. BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.

THROUGH BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS

  Some broker-dealers may sell shares of the Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis. This means that the broker-dealer will pay for, and the Fund will issue, the shares on the third business day following the day the Fund receives the purchase order.

  The Fund may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Fund as an investment alternative in the programs they offer or administer. Servicing Agents may:

  1. Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This means that all purchases made through Servicing Agents are not subject to the Fund's minimum investment requirements.

  2. Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

  3. Charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

  4. Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

  5. Be authorized to accept purchase orders on the Fund's behalf (and designate other Servicing Agents to accept purchase orders on the Fund's behalf). If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund's behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day's net asset value, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day's net asset value.

  If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not place your order with the Fund on a timely basis, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUND


  The Fund may reject any purchase application for any reason. The Fund will not accept purchase orders made by telephone, unless either they are from a Servicing Agent which has an agreement with the Fund or made in accordance with the wiring instructions on page 6. Shares of the Fund have not been registered for sale outside of the U.S.


SHARE CERTIFICATES

  Shares are credited to your account, but certificates are not issued.

                            HOW TO GET IN TOUCH WITH
                            BRANDYWINE ADVISORS FUND

               If you have any questions, please call one of our
                      Investor Service Representatives at:
                        1-877-636-6460 or 1-414-765-4124
                  Monday - Friday  8:00 a.m. - 7:00 p.m. CST.

                        HOW TO BUY ADDITIONAL SHARES OF
                            BRANDYWINE ADVISORS FUND


  You may purchase additional shares (at least $1,000) by mailing your check with an Invest-By-Mail form detached from your confirmation statement to the address listed on the form or by following the wiring instructions on page 6. The Fund does not accept telephone orders for purchase of shares.


  Make your check payable to Brandywine Advisors Fund.

  All checks must be drawn on U.S. banks and payable in U.S. dollars. The Fund will not accept cash or checks made payable to third parties.

                             HOW TO SELL SHARES OF
                            BRANDYWINE ADVISORS FUND

IMPORTANT TAX NOTE:

  ANY SALE OF SHARES IN A NON-RETIREMENT ACCOUNT COULD RESULT IN A TAXABLE GAIN OR LOSS. THE RECEIPT OF PROCEEDS OF THE REDEMPTION OF SHARES HELD IN AN IRA WILL CONSTITUTE A TAXABLE DISTRIBUTION OF BENEFITS FROM THE IRA UNLESS A QUALIFYING ROLLOVER CONTRIBUTION IS MADE. SHAREHOLDERS WHO REDEEM SHARES HELD IN AN IRA MUST INDICATE ON THEIR REDEMPTION REQUEST WHETHER OR NOT TO WITHHOLD FEDERAL INCOME TAXES. IF NOT, THESE REDEMPTIONS, AS WELL AS REDEMPTIONS OF OTHER RETIREMENT PLANS NOT INVOLVING A DIRECT ROLLOVER TO AN ELIGIBLE PLAN, WILL BE SUBJECT TO FEDERAL INCOME TAX WITHHOLDING.

  You may sell (redeem) some or all of your shares at any time during normal business hours.

  YOU WILL NEED TO ASSEMBLE THE FOLLOWING INFORMATION:

  o   the account number(s)

  o   the amount of money or number of shares being redeemed

  o   the names on the account

  o   your daytime phone number

  o the signature(s) of all registered account owners, if you plan to request a redemption in writing

  o a signature guarantee is also required under special circumstances, including...

      1. If you wish the check to be sent to an address or person other than as registered with the Fund.

      2. You would like the check mailed to an address which has been changed within 30 days of the redemption request.


      3. When changing ownership on an account.



      4. When automated bank information is being changed or added to an account (as indicated on page 5).


  o additional documentation may be required for redemptions by corporations, executors, administrators, trustees, guardians or others who hold shares in a fiduciary or representative capacity. Contact the Fund's transfer agent, U.S. Bancorp Fund Services, LLC, in advance at 1-877-636-6460 or 1-414-765-4124.

TO OBTAIN A SIGNATURE GUARANTEE

  A signature guarantee assures that a signature is genuine. It protects shareholders from unauthorized account transfers. You may obtain a signature guarantee from a commercial bank or trust company in the U.S., a member firm of the New York Stock Exchange or other eligible guarantor institution. A NOTARIZED SIGNATURE IS NOT ACCEPTABLE.

SEND A LETTER OF INSTRUCTION

  Include with your letter the necessary information you have already assembled.

THE PRICE YOU WILL RECEIVE FOR YOUR SHARES

  The redemption price per share is the next determined NAV after U.S. Bancorp Fund Services, LLC, the Fund's transfer agent, receives your written request in proper form with all the required information listed above.

BY MAIL

  FOR FIRST CLASS MAIL

  Brandywine Advisors Fund
  c/o U.S. Bancorp Fund Services, LLC
  P.O. Box 701
  Milwaukee, WI 53201-0701

  FOR OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL:

  Brandywine Advisors Fund
  c/o U.S. Bancorp Fund Services, LLC
  615 E. Michigan St., 3rd Floor
  Milwaukee, WI 53202-5207


  PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS. THE FUND DOES NOT CONSIDER THE U.S. POSTAL SERVICE OR OTHER INDEPENDENT DELIVERY SERVICES TO BE ITS AGENTS. THEREFORE, DEPOSIT IN THE MAIL OR WITH SUCH SERVICES, OR RECEIPT AT U.S. BANCORP FUND SERVICES, LLC POST OFFICE BOX, OF PURCHASE APPLICATIONS OR REDEMPTION REQUESTS DOES NOT CONSTITUTE RECEIPT BY THE TRANSFER AGENT OF THE FUND.


BY TELEPHONE

  Instruct U.S. Bancorp Fund Services, LLC that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the share purchase application.

  Assemble the same information that you would include in the letter of instruction for a written redemption request.

  Call U.S. Bancorp Fund Services, LLC at 1-877-636-6460 or 1-414-765-4124. PLEASE DO NOT CALL THE FUND OR THE ADVISER.

THROUGH SERVICING
AGENTS

  If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so. If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day's net asset value, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day's net asset value.

                         PAYMENT OF REDEMPTION PROCEEDS

A CHECK WILL BE MAILED TO YOU

  A check in payment for your redeemed shares will be mailed to you at your address of record no later than the seventh day after U.S. Bancorp Fund Services, LLC receives your valid request.

  Exception: If the shares being redeemed were purchased by check, the Fund may delay the payment of your redemption proceeds until it is reasonably satisfied the check has cleared. This normally may take up to 3 days from the date of purchase for local personal or corporate checks and up to 7 days from the date of purchase for other personal or corporate checks.

  If you redeem by telephone, U.S. Bancorp Fund Services, LLC normally will transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either electronic funds transfer or wire. If you redeem shares through a Servicing Agent, you will receive your redemption proceeds in accordance with the procedures established by the Servicing Agent.

ELECTRONIC TRANSFERS


  If you have established this option, your redemption proceeds can be electronically transferred to your designated bank account. An Electronic Funds Transfer ("EFT") generally takes up to 3 business days to reach the shareholder's bank account. There is no fee for this option. Your bank must be a member of the Automated Clearing House Network ("ACH").


BY WIRE

  If you have established this option, your redemption proceeds can be wired directly into your designated bank account. The transfer agent, U.S. Bancorp Fund Services, LLC, currently charges a $15 fee for each wire, which is deducted from the shareholder's account.


                      DISCLOSURES RELATED TO MARKET TIMING



  Frequent purchases and redemptions of shares of the Fund may harm other shareholders by interfering with the efficient management of the Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of its shares. As permitted by applicable Securities and Exchange Commission regulations, the Fund's Board of Directors has not adopted policies and procedures that discourage or accommodate frequent purchases and redemptions of shares of the Fund because to date the Fund has not experienced frequent purchases and redemptions of shares of the Fund that has been disruptive to the Fund. Notwithstanding the foregoing, the Fund reviews trading activity in its shares on a regular basis. The Fund reserves the right to reject any purchase order for any reason or for no reason, including purchase orders from shareholders that the Fund believes has engaged or might engage in potentially disruptive purchases and redemptions of shares of the Fund.


                            DIVIDENDS, DISTRIBUTIONS
                                   AND TAXES

  The Fund intends to distribute annually all of its net earnings in the form of dividends and capital gains distributions. As long as the Fund meets the requirements for being a regulated investment company, which is its intent, it pays no federal income tax on the earnings it distributes to shareholders. Consequently, distributions shareholders receive from the Fund, whether reinvested in additional shares of the Fund or taken as cash, are taxable to the shareholder in all accounts except tax-exempt accounts.

  Income dividends come from the dividends that the Fund earns from its holdings as well as interest it receives from its cash investments, less expenses. Capital gains are realized whenever the Fund sells securities for higher prices than it paid for them. These capital gains are either short term or long term depending on how long the Fund held the securities.

  Most investors have their dividends and capital gains distributions reinvested in additional shares of the Fund. When you open an account, you must specify on your application how you want to receive your distributions. YOU MAY CHANGE YOUR DISTRIBUTION OPTION ANYTIME BY WRITING OR CALLING THE FUND AT 1-877-636-6460 OR 1-414-765-4124.

  You can receive distributions of dividends and capital gains in two ways:

1. REINVESTMENT

   Dividends and capital gains are automatically reinvested in additional shares of the Fund, unless you request them to be paid in cash. You will be advised of the number of shares purchased and the price paid following each reinvestment. The amount so reinvested is added to the basis value of your total investment.

2. DIVIDENDS AND CAPITAL GAINS IN CASH

   Both dividends and capital gains are paid in cash. You may choose to have such amounts mailed to you, or forwarded by EFT (Electronic Funds Transfer) to your account.


  If you elect to have dividends and/or capital gains paid in cash, the Fund will automatically reinvest all distributions under $10 in additional shares of the Fund.



  If you elect to receive distributions and capital gains paid in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account. The reinvestment will be at the Fund's current net asset value and all subsequent distributions will also be reinvested.


  THE PRIMARY DISTRIBUTION WILL NORMALLY BE MADE NEAR THE END OF OCTOBER, FOLLOWING THE CLOSE OF THE FUND'S FISCAL YEAR, WITH A SECOND DISTRIBUTION, IF REQUIRED, AT THE END OF DECEMBER.

  In January, the Fund will mail to you Form 1099 detailing your dividends and capital gains distributions and their federal tax status, although you should verify your tax liability with your tax adviser.

  Even if you buy shares shortly before or on the "record date", the date that establishes you as the person to receive the upcoming distribution, you will receive the full taxable distribution. This may seem unfair to a taxable investor who has yet to enjoy the returns which generated the distribution. However, your future tax liability may be reduced as a result of the distribution. In any case, you may wish to consider the Fund's record date before investing.

  The receipt of proceeds of the redemption of shares held in an IRA will constitute a taxable distribution of benefits from the IRA unless a qualifying rollover contribution is made. SHAREHOLDERS WHO REDEEM SHARES HELD IN AN IRA MUST INDICATE ON THEIR REDEMPTION REQUEST WHETHER OR NOT TO WITHHOLD FEDERAL INCOME TAXES. IF NOT, THESE REDEMPTIONS, AS WELL AS REDEMPTIONS OF OTHER RETIREMENT PLANS NOT INVOLVING A DIRECT ROLLOVER TO AN ELIGIBLE PLAN, WILL BE SUBJECT TO FEDERAL INCOME TAX WITHHOLDING.

                             SHAREHOLDER STATEMENTS
                                  AND REPORTS

  To help you keep accurate records, we will send you a confirmation immediately following each transaction you make. In January, we will send you a clear, concise statement detailing all your transactions during the year. For taxable accounts, this year-end statement also includes the 1099 information indicating the tax status of any dividends and capital gains distributions made to you. Information on the status of your account is always available by telephone.

  Four times a year, the Adviser will send you a report on the Fund. These comprehensive reports include an assessment of the Fund's performance, various comparisons to benchmarks, an overview of the markets, a report from the Adviser, listings of the Fund's holdings and other items of interest. The Adviser may also provide interim letters to update shareholders about important matters.

                         ACCOUNT SERVICES AND POLICIES

IMMEDIATE BALANCE INFORMATION

  Through an electronic Voice Response Unit ("VRU") we offer 24-hour a day shareholder service. Just call 1-877-636-6460 for an update on your account balance or latest share prices. The VRU will guide you to your desired information. Remember to have your account number handy.

WEBSITE

  Visit the Fund's site at:
     http://www.brandywinefunds.com

ACCOUNT MINIMUMS

  The Fund reserves the right to redeem the shares held in any account, other than an IRA or an account with a Servicing Agent, if at the time of any exchange or redemption of shares in the account, the value of the remaining shares in the account falls below $5,000. The shareholder will be notified that the value of his account is less than the minimum and allowed at least 60 days to make an additional investment.

TELEPHONE TRANSACTIONS

  It may be difficult to reach the Fund by telephone during periods of unusual market activity. If you are unable to reach a representative by telephone, you may have to send written instructions.

  Neither the Fund nor U.S. Bancorp Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided reasonable procedures are used to confirm the genuineness of the telephone instructions, but may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls.

  Procedures for telephone redemptions may be modified or terminated at any time by the Fund or its transfer agent, U.S. Bancorp Fund Services, LLC.

  The Fund reserves the right to refuse a telephone redemption request if it is believed advisable to do so.

ADDRESS CHANGES

  To change the address on your account, call U.S. Bancorp Fund Services, LLC at 1-877-636-6460 or 1-414-765-4124. Any written redemption request received within 30 days after an address change, whether such address change is made in writing or by telephone, must be accompanied by a signature guarantee. NO TELEPHONE REDEMPTIONS WILL BE ALLOWED WITHIN 30 DAYS OF AN ADDRESS CHANGE.

TEMPORARY SUSPENSION OF SERVICES

  The Fund can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission.

                              FINANCIAL HIGHLIGHTS

  The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request. To obtain a copy, call 1-877-636-6460 or 1-414-765-4124.

                            BRANDYWINE ADVISORS FUND


                                                                                                             FOR THE PERIOD
                                                           FOR THE YEARS ENDED            FOR THE PERIOD        10/01/00
                                                              SEPTEMBER 30,                  10/31/00        (COMMENCEMENT
                                                     -------------------------------     (EFFECTIVE DATE)    OF OPERATIONS)
                                                     2004         2003          2002      THROUGH 9/30/01   THROUGH 10/31/00
                                                     ----         ----          ----      ---------------   ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                $ 8.42       $ 7.29        $ 8.34         $10.48             $10.00

Income from investment operations:
   Net investment loss(1)<F7>                        (0.07)       (0.06)        (0.06)         (0.08)              0.00
   Net realized and unrealized
     gains (losses) on investments                    0.87         1.19         (0.99)         (2.06)              0.48
                                                    ------       ------        ------         ------             ------
Total from investment operations                      0.80         1.13         (1.05)         (2.14)              0.48

Less distributions:
   Dividend from net investment income                  --           --            --             --                 --
   Distribution from net realized gains                 --           --            --             --                 --
                                                    ------       ------        ------         ------             ------
Total from distributions                                --           --            --             --                 --
                                                    ------       ------        ------         ------             ------
Net asset value, end of period                      $ 9.22       $ 8.42        $ 7.29         $ 8.34             $10.48
                                                    ------       ------        ------         ------             ------
                                                    ------       ------        ------         ------             ------
TOTAL RETURN                                          9.50%       15.50%       (12.59%)       (20.42%)*<F8>        4.80%*<F8>

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's $)          140,646      128,606       108,692         26,687             26,456
   Ratio of expenses
     to average net assets                            1.20%        1.22%         1.25%          1.68%**<F9>        1.73%**<F9>
   Ratio of net investment loss
     to average net assets                           (0.75%)      (0.75%)       (0.77%)        (0.94%)**<F9>      (0.58%)**<F9>
   Portfolio turnover rate                           269.5%       269.5%        258.7%         264.5%              20.6%



(1)<F7> In 2004, 2003 and 2002, net investment loss per share was calculated using average shares outstanding. In all other periods, net investment loss per share was calculated using ending balances prior to consideration of adjustments for book and tax differences.
  *<F8>    Not Annualized.
 **<F9>    Annualized.


                    BRANDYWINE ADVISORS FUND PRIVACY POLICY

Your privacy is important to all of us at the Brandywine Advisors Fund.
We do not sell your or former shareholders' nonpublic personal information to anyone.

1. We collect nonpublic personal information about you from what we receive on applications or other forms and from your transactions with us.

2. We may disclose your nonpublic personal information to unaffiliated third parties (such as the Fund's transfer agent) to assist us in providing services to you; to governmental authorities in response to inquiries; or as otherwise permitted by law.

3. We restrict access to your nonpublic personal information to those employees who need to know that information in order to serve you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

                  HOUSEHOLD DELIVERY OF SHAREHOLDER DOCUMENTS

Only one Prospectus, Annual and Semiannual Report will be sent to shareholders with the same last name and address on their Brandywine Advisors Fund accounts, unless you request multiple copies. If you would like to receive separate copies, please call us at 1-800-656-3017 or 1-414-765-4124. We will begin sending your additional copies free of charge within 30 days. IF YOUR SHARES ARE HELD THROUGH A FINANCIAL INSTITUTION, PLEASE CONTACT THEM DIRECTLY.

                        (BRANDYWINE ADVISORS FUND LOGO)

                            Brandywine Advisors Fund
                               3711 Kennett Pike
                                 P.O. Box 4166
                           Greenville, Delaware 19807
                           E-mail: bfunds@friess.com
                    Website: http://www.brandywinefunds.com
                        1-877-636-6460 or 1-414-765-4124

To learn more about Brandywine Advisors Fund, you may want to read the Statement of Additional Information ("SAI") which contains additional information about the Fund. The Brandywine Advisors Fund has incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

You also may learn more about Brandywine Advisors Fund's investments by reading the Fund's annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during the fiscal year.

The SAI and the Fund's annual and semi-annual reports are available, without charge, by calling 1-877-636-6460 or 1-414-765-4124 or by writing to:

  Brandywine Advisors Fund
  3711 Kennett Pike
  P.O. Box 4166
  Greenville, Delaware 19807

Prospective investors and shareholders who have questions about Brandywine Advisors Fund may also call the above numbers or write to the above address.

The general public can review and copy information about Brandywine Advisors Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about Brandywine Advisors Fund are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

  Public Reference Section
  Securities and Exchange Commission
  Washington, D.C. 20549-0102


Please refer to Brandywine Advisors Fund's Investment Company Act File No. 811-06221 when seeking information about the Fund from the Securities and Exchange Commission.

STATEMENT OF ADDITIONAL INFORMATION
for the Brandywine Advisors Fund series
of Brandywine Blue Fund, Inc.                                   January 31, 2005

                            BRANDYWINE ADVISORS FUND


                  This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of Brandywine Advisors Fund dated January 31, 2005. Requests for copies of the prospectus should be made in writing to Brandywine Advisors Fund, P.O. Box 4166, Greenville, Delaware, 19807, Email: bfunds@friess.com or Website: www.brandywinefunds.com, or by calling (877) 636-6460.


                  The following financial statements are incorporated by reference to the Annual Report, dated September 30, 2004, of Brandywine Advisors Fund (File No. 811-06221), as filed with the Securities and Exchange Commission on Form N-CSR on October 28, 2004:


                        Statement of Net Assets
                        Statement of Operations
                        Statements of Changes in Net Assets
                        Financial Highlights
                        Notes to Financial Statements
                        Report of Independent Registered Public Accounting Firm

                  Stockholders may obtain a copy of the Annual Report, without charge, by calling 1-877-636-6460.















                           BRANDYWINE BLUE FUND, INC.
                            BRANDYWINE ADVISORS FUND
                                3711 Kennett Pike
                           Greenville, Delaware 19807

                            BRANDYWINE ADVISORS FUND

                                Table of Contents
                                -----------------

                                                                       Page No.
                                                                       --------

GENERAL INFORMATION AND HISTORY...........................................1

INVESTMENT RESTRICTIONS...................................................1

INVESTMENT CONSIDERATIONS.................................................2


DISCLOSURE OF PORTFOLIO HOLDINGS..........................................4


DIRECTORS AND OFFICERS OF THE COMPANY.....................................5


PRINCIPAL STOCKHOLDERS...................................................14

INVESTMENT ADVISER AND SUB-ADVISER.......................................15

SERVICE AGREEMENT........................................................18

DETERMINATION OF NET ASSET VALUE.........................................18

DISTRIBUTION OF SHARES...................................................19

PURCHASE OF SHARES.......................................................20

REDEMPTION OF SHARES.....................................................20

ALLOCATION OF PORTFOLIO BROKERAGE........................................20

CUSTODIAN................................................................22

TAXES....................................................................22

STOCKHOLDER MEETINGS.....................................................23

CAPITAL STRUCTURE........................................................24

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM............................25

DESCRIPTION OF SECURITIES RATINGS........................................25


                  No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated January 31, 2005 and, if given or made, such information or representations may not be relied upon as having been authorized by Brandywine Advisors Fund.

                  This Statement of Additional Information does not constitute an offer to sell securities.

                         GENERAL INFORMATION AND HISTORY

                  Brandywine Blue Fund, Inc. (the "Company") is an open-end, management investment company, consisting of two diversified portfolios, Brandywine Blue Fund and Brandywine Advisors Fund (the "Fund"), registered under the Investment Company Act of 1940 (the "Act"). This statement of additional information provides information about Brandywine Advisors Fund (the "Fund"). The Company is a Maryland corporation incorporated on November 13, 1990.

                             INVESTMENT RESTRICTIONS

                  The Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a stockholder's meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

                  1.  The  Fund  will  not   purchase   securities   on  margin,
participate in a joint-trading account, sell securities short, or write or invest in put or call options.

                  2. The Fund will not borrow money or issue senior securities, except for temporary bank borrowings. The Fund may pledge its assets to secure borrowings. The Fund will not purchase securities while it has any outstanding borrowings.

                  3. The Fund will not lend money (except by purchasing debt securities of a type normally acquired by institutional investors or entering into repurchase agreements) and will not lend its portfolio securities.

                  4. The Fund will not make investments for the purpose of exercising control or management of any company.

                  5. The Fund will limit its purchases of securities of any issuer (other than the United States or an instrumentality of the United States) in such a manner that it will satisfy at all times the requirements of Section 5(b)(1) of the Act (i.e., that at least 75% of the value of its total assets is represented by cash and cash items (including receivables), U.S. Government Securities, securities of other investment companies, and other securities for the purpose of the foregoing limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.)

                  6. The Fund will not concentrate 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. Government Securities, in securities issued by companies engaged in the same industry.

                  7. The Fund will not act as an underwriter or distributor of securities other than of its shares (except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

                  8. The Fund will not purchase interests in any oil, gas or any other mineral exploration or development program.

                  9. The Fund will not purchase or sell real estate or real estate mortgage loans. (This prohibition shall include limited partnership interests of limited partnerships investing in real estate, but shall not include readily marketable investments in real estate investment trusts or readily marketable securities of companies investing in real estate.)

                  10. The Fund will not purchase or sell commodities or commodities contracts, including futures contracts.

                  The following investment limitations are not fundamental and may be changed without stockholder approval.

                  1. The Fund will not invest more than 5% of its total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than 3 years.

                  2. The Fund will not invest more than 15% of the value of its net assets in illiquid securities.

                  3. The Fund will not purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the stockholders of the Fund or (b) securities of registered closed-end investment companies on the open market where no commission or profit results, other than the usual and customary broker's commission and where as a result of such purchase the Fund would hold less than 3% of any class of securities, including voting securities, of any registered closed-end investment company and less than 5% of the Fund's assets, taken at current value, would be invested in securities of registered closed-end investment companies.

                  4. The Fund's investments in money market instruments and cash will not exceed 10% of the Fund's net assets, except for short-term portfolio repositioning.

                  Except for investment restrictions relating to borrowing money or investing in illiquid securities, unless specifically stated in an investment restriction, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from changes in value of a Fund's assets will not constitute a violation of that restriction.

                            INVESTMENT CONSIDERATIONS

                  The Fund invests mainly in common stocks of U.S. companies. However when the Fund's investment adviser believes that securities other than common stocks offer opportunity for long-term capital appreciation, the Fund may invest up to 30% of its net assets in publicly distributed debt securities, preferred stocks, particularly those which are convertible into or carry rights to acquire common stocks, and warrants. (The Fund currently intends to invest not more than 10% of its net assets in any of publicly distributed debt securities, preferred stocks or warrants.) Investments in publicly distributed debt securities and nonconvertible preferred stocks offer an opportunity for growth of capital during periods of declining interest rates, when the market value of such securities in general increases. The Fund will limit its investments in publicly distributed debt securities to those which have been assigned one of the three highest ratings of either Standard & Poor's Corporation (AAA, AA and A) or Moody's Investors Service, Inc. (Aaa, Aa and A). In the event a publicly distributed debt security is downgraded after investment, the Fund may retain such security unless it is rated less than investment grade (i.e., less than BBB by Standard & Poor's Corporation or Baa by Moody's Investors Service, Inc.). If it is downgraded below investment grade, the Fund will promptly dispose of such publicly distributed debt security. A description of the foregoing ratings is set forth in "Description of Securities Ratings."

                  The Fund may invest in securities of foreign issuers or in American Depository Receipts of such issuers. Such investments may involve risks which are in addition to the usual risks inherent in domestic investments. The value of the Fund's foreign investments may be significantly affected by changes in currency exchange rates and the Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce the Fund's income without providing a tax credit for the Fund's stockholders. Although the Fund intends to invest in securities of foreign issuers domiciled in nations which the Fund's investment adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.

                  The money market instruments in which the Fund invests include conservative fixed-income securities, such as U.S. Treasury Bills, certificates of deposit of U.S. banks (provided that the bank has capital, surplus and undivided profits, as of the date of its most recently published annual financial statements, with a value in excess of $100,000,000 at the date of investment), commercial paper rated A-1 by Standard & Poor's Corporation or Prime-l by Moody's Investors Service, Inc., commercial paper master notes and repurchase agreements. Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs. They permit a series of short-term borrowings under a single note. Borrowings under commercial paper master notes are payable in whole or in part at any time upon demand, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change. There is no secondary market for commercial paper master notes. The Fund's investment adviser will monitor the creditworthiness of the issuers of the commercial paper master notes while any borrowings are outstanding.

                  Repurchase agreements are agreements under which the seller of a security agrees at the time of sale to repurchase the security at an agreed time and price. The Fund will not enter into repurchase agreements with entities other than banks or invest over 15% of its net assets in repurchase agreements with maturities of more than seven days. If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund will look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.


                        DISCLOSURE OF PORTFOLIO HOLDINGS

                  Fund Service Providers - Fund Administrator, Independent Registered Public Accounting Firm and Custodian. The Fund has entered into arrangements with certain third party service providers for services that require these groups to have access to the Fund's portfolios on a daily basis. For example, the Fund's administrator is responsible for maintaining the accounting records of the Fund, which includes maintaining a current portfolio of the Fund. The Fund also undergoes an annual audit which requires the Fund's independent auditor to review the Fund's portfolio. In addition to the Fund's administrator, the Fund's custodian also maintains an up-to-date list of the Fund's holdings. Each of these parties is contractually and/or ethically prohibited from sharing the Fund's portfolio unless specifically authorized by the Fund.

                  Rating and Ranking Organizations. The Fund may provide its entire portfolio to rating and ranking organizations that have been approved by the Fund's management. These organizations currently include:

                  US Bancorp Fund Services, LLC
                  Morningstar, Inc.
                  Lipper, Inc.
                  Standard & Poor's Ratings Group
                  Bloomberg L.P.
                  Thomson Financial Research
                  Vickers Stock Research

                  The Fund's management has determined that these organizations provide investors with a valuable service and, therefore, are willing to provide them with portfolio information. The Fund may not pay these organizations or receive any compensation from them for providing this information.

                  The  Fund  may   provide   portfolio   information   to  these
organizations on either a monthly or quarterly basis but not until such information is at least 10 business days old.

                  Public   Disclosure.   The   Fund's   quarterly   reports   to
shareholders, containing quarter-end portfolio holdings, are distributed to shareholders approximately 10-15 days after the end of each calendar quarter.

                      DIRECTORS AND OFFICERS OF THE COMPANY

                  As a Maryland corporation, the business and affairs of the Company are managed by its officers under the direction of its Board of Directors. The same persons currently serve as directors and officers of both
Brandywine Blue Fund, Inc. and Brandywine Fund, Inc., another registered investment company advised by the Fund's investment adviser. The name, address, principal occupations during the past five years, other public company and registered investment company directorships and other information with respect to each of the directors and officers of the Company are as follows:




                                                                                                        Number of
                                                                                                        Portfolios
                                                                                                         in the
                            Position(s)   Term of Office and                                           Fund Complex
                             Held with      Length of Time       Principal Occupation(s)                 Overseen         Other
                             the Funds          Served            During Past 5 Years                  by Director1   Directorships

"Disinterested Persons"


Robert F. Birch             Director        Indefinite, until    Mr. Birch has been the President            3       Hyperion Funds;
Age:  68                                    successor elected    and a Director of the New America High                New American
Address:                                                         Income Fund, a high yield bond fund                   High Income
8 Knollwood Drive                           Since 2001           traded on the New York Stock Exchange,                   Fund
Dover, MA  02030                                                 since 1992.

C. Quentin S. Jackson       Director        Indefinite, until    Mr. Jackson is President and Chief          3            None
Age:  61                    (Lead           successor elected    Executive Officer of Nuclear Electric
Address:                    Independent                          Insurance Ltd., a multi-billion dollar
c/o Nuclear Electric        Director)       Since 2001           company mutually owned by energy
Insurance Ltd                                                    companies to provide property and
1201 Market Street                                               accidental outage insurance to all
Suite 1200                                                       operating nuclear power stations in
Wilmington, DE  19801                                            the United States and some overseas.
                                                                 He has been with Nuclear Electric
                                                                 since 1980.

Stuart A. McFarland         Director        Indefinite, until    Mr. McFarland is a Managing Partner at      3        NCRIC Group,
Age:  57                    (Chairman of    successor elected    Federal City Capital Advisors, LLC, a                 Inc. and
Address:                    the Audit                            merchant banking firm. From 1999 until                Newcastle
c/o Federal City Capital    Committee)      Since 2001           2002, he served as President and Chief                Investment
Advisors, LLC                                                    Executive of Pedestal Inc., an                       Corporation
3000 K Street NW, Suite 125                                      internet based secondary mortgage
Washington, DC  20007                                            market trading platform based in
                                                                 Washington, DC.  Mr. McFarland also
                                                                 served as Chief Financial Officer of
                                                                 Fannie Mae and an officer of G.E.
                                                                 Capital.






                                                                                                        Number of
                                                                                                        Portfolios
                                                                                                         in the
                            Position(s)   Term of Office and                                           Fund Complex
                             Held with      Length of Time       Principal Occupation(s)                 Overseen         Other
                             the Funds          Served            During Past 5 Years                  by Director1   Directorships

"Disinterested Persons"


W. Richard Scarlett III     Director        Indefinite, until    Mr. Scarlett is Chairman and Chief          3           United
Age:  65                                    successor elected    Executive Officer of United                         Bancorporation
Address:                                                         Bancorporation of Wyoming, Inc., a                 of Wyoming, Inc.
c/o United Bancorporation                   Since 2001           private bank holding company, having
of Wyoming, Inc.                                                 been with such firm since 1981.
50 Buffalo Way
Jackson, WY  83001

Marvin N. Schoenhals        Director        Indefinite, until    Mr. Schoenhals is Chairman and              3       WSFS Financial
Age:  57                                    successor elected    President of WSFS Financial                          Corporation
Address:                                                         Corporation, a bank holding company.
c/o WSFS Corporation                        Since 1998
838 Market Street
Wilmington, DE  19801

James W. Zug                Director        Indefinite, until    Mr. Zug is a retired Partner of             3           Amkor
Age:  64                                    successor elected    PricewaterhouseCoopers LLP.  He was                Technology, Inc.
Address:                                                         employed with PricewaterhouseCoopers                 and Teleflex
5 Radnor Corporate Center                   Since 2001           and its predecessors from 1964 until                 Incorporated
Suite 520                                                        2000.
100 Matsonford Road
Radnor, PA  19087



---------------


(1) Brandywine Blue Fund, Brandywine Advisors Fund and Brandywine Fund, Inc. are the only Funds in the Fund Complex.




                                                                                                        Number of
                                                                                                        Portfolios
                                                                                                         in the
                            Position(s)   Term of Office and                                           Fund Complex
                             Held with      Length of Time       Principal Occupation(s)                 Overseen         Other
                             the Funds          Served            During Past 5 Years                  by Director1   Directorships

"Interested Persons" (as defined in the Act)2


William F. D'Alonzo         Director and    Director:            Mr. D'Alonzo joined Friess Associates,      3            None
Age:  50                    President                            LLC  in 1981 as part of the research
Address:                                    Indefinite, until    team.  He became Chief Investment
c/o Friess Associates, LLC                  successor elected    Officer of Friess Associates, LLC and
3711 Kennett Pike                                                Friess Associates of Delaware, LLC,
Greenville, DE  19807                       Since 2001           an affiliate of Friess Associates, LLC
                                                                 (the "Friess Companies") in 1997.  Mr.
                                            Officer:             D'Alonzo became Chief Executive
                                                                 Officer of the Friess Companies in
                                            1 year term          2002.  Friess Associates, LLC and its
                                                                 predecessor have been the investment
                                            Vice President       adviser for the Fund since its
                                            from 1990-2003       inception.  Friess Associates of
                                                                 Delaware, LLC is the Fund's sub-adviser.
                                            President since
                                            2003

Foster S. Friess            Director and    Director:            Mr. Friess founded Friess Associates,       3            None
Age:  64                    Chairman                             LLC in 1974 with his wife, Lynnette E.
Address:                                    Indefinite, until    Friess, and created the Brandywine
c/o Friess Associates, LLC                  successor elected    Funds, serving as Chairman of the
115 East Snow King Avenue                                        Board since Brandywine's inception in
Jackson, WY  83001                          Since 1990           1985.  He currently serves as Chairman
                                                                 of the Friess Companies.  Friess
                                            Officer:             Associates, LLC and its predecessor
                                                                 have been the investment adviser for
                                            1 year term          the Fund since its inception. Friess
                                                                 Associates of Delaware, LLC is the
                                                                 Fund's sub-adviser.
                                            President and
                                            Treasurer from
                                            1990-2003


                                            Chairman since
                                            2003






                                                                                                        Number of
                                                                                                        Portfolios
                                                                                                         in the
                            Position(s)   Term of Office and                                           Fund Complex
                             Held with      Length of Time       Principal Occupation(s)                 Overseen         Other
                             the Funds          Served            During Past 5 Years                  by Director1   Directorships

"Interested Persons" (as defined in the Act)2


Lynda J. Campbell           Vice President  1 year term          Ms. Campbell joined Friess Associates,      N/A          N/A
Age:  59                    and Secretary                        LLC, the Fund's investment adviser, in
Address:                                    Vice President       1985, the year of Brandywine Fund's
c/o Friess Associates, LLC                  since 1998;          inception.  She is currently Chief
3711 Kennett Pike                           Secretary since      Administrative Officer of the Friess
Greenville, DE  19807                       1990                 Companies.

Christopher G. Long         Vice President  1 year term          Mr. Long has been with Friess               N/A          N/A
Age:  38                    and Treasurer                        Associates, LLC, the Fund's investment
Address:                                    Vice President       adviser, for the past seven years,
c/o Friess Associates, LLC                  since 2002           most recently as Chief Operating
3711 Kennett Pike                                                Officer of the Friess Companies.
Greenville, DE  19807                       Treasurer since
                                            2003

David D. Marky              Vice President  1 year term as       Mr. Marky joined Friess Associates,         N/A          N/A
Age:  39                    and Chief       Vice President and   LLC, the Fund's investment adviser,
Address:                    Compliance      at the discretion    in July of 2000.  He is currently the
c/o Friess Associates, LLC  Officer         of the Board as      Compliance Director of the Friess
3711 Kennett Pike                           Chief Compliance     Companies and the chief compliance
Greenville, DE  19807                       Officer              officer of the Fund.  Prior to joining
                                                                 Friess Associates, LLC, Mr. Marky was
                                            Vice President       employed by PFPC, a wholly owned
                                            since 2002           subsidiary of PNC Bank N.A., as
                                                                 Director of Fund Accounting and
                                            Chief Compliance     Administration.  He was with PFPC for
                                            Officer since 2004   thirteen years.






                                                                                                        Number of
                                                                                                        Portfolios
                                                                                                         in the
                            Position(s)   Term of Office and                                           Fund Complex
                             Held with      Length of Time       Principal Occupation(s)                 Overseen         Other
                             the Funds          Served            During Past 5 Years                  by Director1   Directorships

"Interested Persons" (as defined in the Act)2


Paul R. Robinson            Vice President  1 year term          Mr. Robinson has been a consultant to       N/A          N/A
Age:  81                                                         Friess Associates, LLC, the Fund's
Address:                                    Since 1990           investment adviser, since June 1985.
c/o Friess Associates, LLC
3711 Kennett Pike
Greenville, DE  19807



---------------


(1) Brandywine Blue Fund, Brandywine Advisors Fund and Brandywine Fund, Inc. are the only Funds in the Fund Complex.
(2) All of the officers of the Company and employees of the Friess Companies are "interested persons" of the Company (as defined in the Act).

                  The Company's Board of Directors has created an audit committee whose members consist of Messrs. Birch, McFarland and Schoenhals. The primary functions of the audit committee are to recommend to the Board of Directors the independent auditors to be retained to perform the annual audit of the Fund, to review the results of the audit, to review the Fund's internal controls and to review certain other matters relating to the Fund's auditors and financial records. The Company's Board of Directors has no other committees. The audit committee met twice during the fiscal year ended September 30, 2004.


                  The standard method of compensating the directors of the Company and Brandywine Fund, Inc. is for the Fund, Brandywine Blue Fund and Brandywine Fund to pay each disinterested director an annual fee of $2,500, $5,000 and $20,000, respectively. The lead independent director is paid an additional $5,000 annually, divided proportionally among the Funds. The chairman of the audit committee is paid an additional $2,500 annually, divided proportionately among the Funds. All of the directors have elected to defer the receipt of all of the compensation they earn as directors. Amounts deferred increase or decrease in value as if they had been invested in shares of the Fund. Each of the Fund, Brandywine Blue Fund and Brandywine Fund also may reimburse directors for travel expenses incurred in order to attend meetings of the Boards of Directors.

                  The table below sets forth the compensation paid by the Fund to each of the directors of the Company during the fiscal year ended September 30, 2004:

                               COMPENSATION TABLE


                                                            Pension or
                                                            Retirement                                    Total
                                                         Benefits Accrued                             Compensation
                                         Aggregate              As           Estimated Annual         From Fund and
                                       Compensation        Part of Fund        Benefits Upon       Fund Complex(1) (2)
          Name of Person               From Fund(1)          Expenses           Retirement          Paid to Directors
          --------------               ------------          --------           ----------          -----------------

"Disinterested Persons"

Robert F. Birch(3)                         $2,500               $0                  $0                     $27,500


C. Quentin S. Jackson(3)                   $2,841               $0                  $0                     $31,250


Stuart A. McFarland(3)                     $2,500               $0                  $0                     $27,500

W. Richard Scarlett III(3)                 $2,500               $0                  $0                     $27,500


Marvin N. Schoenhals(3)                    $2,614               $0                  $0                     $28,750


James W. Zug                               $2,500               $0                  $0                     $27,500


William F. D'Alonzo                         $ 0                 $0                  $0                     $ 0

Foster S. Friess                            $ 0                 $0                  $0                     $ 0


---------------


(1)  Includes amounts deferred at the election of the director.
(2) Brandywine Blue Fund, Brandywine Advisors Fund and Brandywine Fund are the only Funds in the Fund Complex.
(3) At September 30, 2004 the total amount of deferred compensation payable to each of Messrs. Birch, McFarland and Scarlett was $8,050, to Mr. Jackson was $8,384, to Mr. Schoenhals was $10,574 and to Mr. Zug was $5,416.

                  The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund as of December 31, 2003 (the dollar range does not include deferred compensation payable to the director, the amount of which increases or decreases in value as if invested in shares of the Fund), which is also the valuation date:





                                                            Aggregate Dollar Range of Equity
                                                            Securities in All Registered
                                     Dollar Range of        Investment Companies Overseen by
                                     Equity Securities       Director in Family of
Name of Director                     in the Fund            Investment Companies(1)

"Disinterested Persons"

Robert F. Birch                      $10,001-$50,000        Over $100,000

C. Quentin S. Jackson None           $50,001-$100,000

Stuart A. McFarland                  None                   $10,001-$50,000

W. Richard Scarlett III None         $10,001-$50,000

Marvin N. Schoenhals                 None                   $50,001-$100,000

James W. Zug                         None                   $10,001-$50,000

"Interested Persons" (as defined in the Act)

William F. D'Alonzo                  Over $100,000          Over $100,000

Foster S. Friess                     Over $100,000          Over $100,000


          ---------------

          (1) Brandywine Blue Fund, Brandywine Advisors Fund and Brandywine Fund are the only funds in the fund complex.




                  The Companies and Friess Associates, LLC, the Fund's investment adviser have adopted a code of ethics pursuant to Rule 17j-1 under the Act. The code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund. The code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund. While the code of ethics permits access persons of the Friess Companies to purchase and redeem shares of the Fund, it requires that such transactions be approved in advance by the Friess Companies Compliance Department, and prohibits purchases within ten business days of a redemption and a redemption within ten business days of a purchase.


                  The Fund votes proxies in accordance with its proxy voting policy. The Friess Companies employ Institutional Shareholder Services, Inc. to assist it in voting proxies for the Fund. When the Fund votes proxies it generally follows the so-called "Wall Street Rule" (namely, it votes as management recommends or sells the stock prior to the meeting). The Friess

Companies believes that following the "Wall Street Rule" is usually consistent with the economic best interests of the Fund. Consistent with its duty of care, the Friess Companies monitor proxy proposals just as it monitors other corporate events affecting the companies in which the Fund invests.

                  In the event that a vote presents a conflict of interest between the interests of the Fund and the Friess Companies, the Friess Companies will defer to the recommendations of ISS. A brief description of the recommendations of ISS is set forth below.


                  The ISS proxy voting guidelines generally call for voting FOR

          o    Proposals to ratify auditors

          o Proposals to repeal classified boards and to elect all directors annually

          o Proposals asking that a majority or more of directors be independent

          o Proposals asking that audit, compensation and/or nominating committees be composed exclusively of independent directors

          o Proposals to allow or make easier shareholder action by written consent

          o Proposals that remove restrictions on the right of shareholders to act independently of management

          o    Proposals to lower supermajority vote requirements

          o    Proposals to adopt confidential voting

          o Proposals asking a company to submit its poison pill for shareholder ratification

                  The ISS proxy voting guidelines generally call for voting AGAINST

          o    Proposals to classify the board of directors

          o Proposals to restrict or prohibit shareholder ability to take action by written consent

          o Proposals to restrict or prohibit shareholder ability to call special meetings

          o    Proposals to require a supermajority vote

          o    Proposals to eliminate cumulative voting

                  The ISS proxy voting guidelines generally call for voting on a CASE-BY-CASE basis on

          o Proposals to elect directors in uncontested elections (ISS considers independence, attendance, long-term company performance and a number of other factors)

          o Proposals requiring that the positions of chairman and chief executive officer be held by different persons. (ISS looks to see if the company has governance structures in place that counterbalance a combined position)

          o    Proposals  to  elect   directors  in  contested   elections  (ISS
               evaluates each side's qualifications, track record and proposals)

          o    Proposals to redeem or ratify a poison pill

          o    Proposals  for a merger  or other  corporate  restructuring  (ISS
               considers  pricing,   strategic  rationale  and  the  negotiating
               process)

          o Proposals for reincorporation (ISS considers both financial and corporate governance concerns)

          o Proposals to increase authorized common stock and to create dual class common stock (ISS considers the financial and voting implications)

          o Proposals to approve compensation plans (ISS considers a number of factors that primarily focus on the level of transfer of shareholder wealth and voting power dilution)

                  Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at the Fund's website at http://www.brandywinefunds.com or the website of the Securities and Exchange Commission at http://www.sec.gov.

                             PRINCIPAL STOCKHOLDERS



                  At October 31, 2004, all officers and directors of the Company as a group (12 persons) beneficially owned 13,499,433 shares of common stock of the Fund, or 88.80% of the then outstanding shares. At such date, Foster S. Friess and Lynnette E. Friess, P.O. Box 4166, Greenville, Delaware 19807, owned 13,474,433 shares of the Fund's common stock, or 88.63% of the then outstanding shares. As a result of their holdings, Foster and Lynnette Friess control the Fund. Foster and Lynnette Friess own sufficient shares of the Fund to approve or disapprove all matters brought solely before the shareholders of the Fund. Foster and Lynnette Friess also own sufficient shares of the Fund and Brandywine Blue Fund to approve any matter, including the election of directors, for which shares of the Fund and Brandywine Blue Fund vote in the aggregate.

                  Other than the foregoing, the Fund is not aware of any person who, as of October 31, 2004, owned of record or beneficially 5% or more of the shares of Brandywine Advisors Fund.

                       INVESTMENT ADVISER AND SUB-ADVISER

                               Investment Adviser
                               ------------------

                  The investment adviser to the Fund is Friess Associates, LLC (formerly Friess Associates, Inc.) (the "Adviser"). Affiliated Managers Group, Inc. ("AMG") is the managing member of the Adviser. AMG, Boston, Massachusetts, is a publicly-traded asset management company, which holds equity interests in investment management firms. Prior to October 31, 2001, the Adviser performed all investment advisory services for the Fund pursuant to an investment advisory agreement between the Fund and the Adviser (the "Advisory Agreement"). Effective October 31, 2001, the Fund's investment advisory agreement allows the Adviser to delegate some or all of its responsibilities to one or more sub-advisers. The Adviser furnishes continuous investment advisory services and management to the Fund. The Adviser supervises and manages the investment portfolio of the Fund and, subject to such policies as the Board of Directors of the Company may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund's investment portfolio. For its services, the Fund pays the Adviser a monthly management fee at the annual rate of 1% of the Fund's daily net assets. The Adviser at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of the Fund and pays salaries and fees of all officers and directors of the Company (except the fees paid to directors who are not interested persons of the Adviser).


                  During the fiscal years ended September 30, 2004, 2003 and 2002, the Fund paid the Adviser investment advisory fees of $1,395,872, $1,171,968 and $979,530, respectively.

                  The Fund pays all of its expenses not assumed by the Adviser including, but not limited to, the costs of preparing and printing its registration statement required under the Securities Act of 1933 and the Act and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing stockholders, the cost of stock certificates, director and officer liability insurance, reports to stockholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions. Such expenses may include administrative services performed by the Adviser for which the Adviser will be reimbursed by the Fund. During the fiscal years ended September 30, 2004 and 2003, the Fund reimbursed the Adviser $1,830 and $815, respectively, for administrative services performed by the Adviser. During the fiscal year ended September 30, 2002, the Adviser did not perform any administrative services for which it was reimbursed by the Fund.


                  The Fund also pays the fees of directors who are not interested persons of the Adviser, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of assets of the Fund, expenses of calculating the Fund's net asset value and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and stock transfer agents, including the cost of keeping all necessary stockholder records and accounts and handling any problems related thereto.


                  The Adviser has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee but excluding interest, taxes, brokerage commissions and extraordinary items, exceed that percentage of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the Fund's shares are qualified for sale, or if the states in which the Fund's shares are qualified for sale impose no such restrictions, 1.95%. As of the date hereof, no such state law provision was applicable to the Fund. The Fund monitors its expense ratio at least on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the applicable expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit. No reimbursement was required during the fiscal years ended September 30, 2004, 2003 and 2002.


                  The Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually, by (i) the Board of Directors of the Company, or by the vote of a majority (as defined in the Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Company who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Company or by vote of a majority of the applicable Fund's stockholders, on sixty days written notice to the Adviser, and by the Adviser on the same notice to the Fund and that it shall be automatically terminated if it is assigned.

                  The Advisory Agreement provides that the Adviser shall not be liable to the Fund or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

                                   Sub-Adviser
                                   -----------

                  The sub-adviser to the Fund is Friess Associates of Delaware, LLC (the "Sub-Adviser"). AMG is the managing member of the Sub-Adviser. Pursuant to sub-advisory agreements between the Fund, the Adviser and the Sub-Adviser ("the Sub-Advisory Agreements"), the Sub-Adviser is responsible for managing the investment and reinvestment of the Fund's assets and will take such steps as may be necessary to implement its investment decisions to the extent such authority has been delegated to it by the Adviser. Under the Sub-Advisory Agreements, the Sub-Adviser, at its own expense and without reimbursement from the Company or the Fund, shall furnish office space, and all necessary office facilities, equipment and executive personnel for performing the duties delegated to it. For its services to the Fund, the Adviser, not the Fund, pays the Sub-Adviser's fees.

                  The Sub-Advisory Agreement will remain in effect for an initial two-year term and indefinitely thereafter as long as its continuance is specifically approved at least annually by (i) the Board of Directors of the Company, or by the vote of a majority (as defined in the Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the applicable Company who are not interested parties to the Sub-Advisory Agreement or interested persons of the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement provides that it may be terminated at any time without payment of any penalty, by any party immediately upon written notice to the other parties in the event of a breach of any provision of the Sub-Advisory Agreement by the party so notified, or otherwise upon giving thirty days' written notice to the other parties, and that it shall be automatically terminated if it is assigned.

                  The Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable to the Fund or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Sub-Advisory Agreement also provides that the Sub-Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

                  In approving the Advisory Agreement and the Sub-Advisory Agreement, the Company's Board of Directors considered a number of factors, including, but not limited to, the following:

          o the nature and quality of the services offered by the Adviser and the Sub-Adviser; o the reasonableness of the compensation payable to the Adviser and the Sub-Adviser;

          o    the  Adviser's  and  Sub-Adviser's   personnel,   operations  and
               financial condition;

          o the Adviser's portfolio management, monitoring and evaluation and the Fund's performance; and

          o    the Fund's expense ratio.


                  Based upon its review, the Board concluded that it is in the best interests of the Fund to continue the Advisory Agreement and the Sub-Advisory Agreement. In reaching this conclusion, the Board made the following key determinations: (1) the investment methodologies of the Adviser and the Sub-Adviser fit well with the Fund's investment policies; (2) the Adviser and the Sub-Adviser have the capabilities, resources and personnel necessary to manage the Fund effectively, and have done so to date; and (3) based on the services the Adviser and Sub-

Adviser render under the Advisory Agreement and the Sub-Advisory Agreement, the compensations payable to the Adviser and the Sub-Adviser is fair and reasonable.


                  The benefits derived by the Adviser and the Sub-Adviser from soft dollar arrangements are described under the caption "Allocation of Portfolio Brokerage".

                                SERVICE AGREEMENT


                  The Fund has entered into a Service Agreement with Fiduciary Management, Inc., 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202. Pursuant to such Service Agreement, Fiduciary Management, Inc. serves as the Fund's administrator and in this capacity is responsible for (a) calculating daily the Fund's net asset value, (b) recordkeeping and (c) preparing financial statements, excise tax returns and reports required by the Securities and Exchange Commission. For these services the Fund pays Fiduciary Management, Inc. a negotiated annual fee and varying fees for blue sky filing services. For each of the fiscal years ending September 30, 2004, 2003 and 2002 the Fund paid Fiduciary Management, Inc. $22,000, pursuant to the Service Agreement.


                  The Service Agreement may be terminated at any time by either the Fund or Fiduciary Management, Inc. upon 90 days written notice. The Service Agreement provides that Fiduciary Management, Inc. shall not be liable to the Fund, the Adviser or any stockholders of the Fund for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. Fiduciary Management, Inc. performs similar services for other investment companies.

                        DETERMINATION OF NET ASSET VALUE

                  The net asset value of the Fund will normally be determined as of the close of trading on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange also may be closed on national days of mourning.


                  The net asset value (or "price") per share of the Fund is determined by dividing the total value of the Fund's investments and other assets less any liabilities, by the number of its outstanding shares. In calculating the Fund's net asset value, securities traded on any national stock exchange are valued on the basis of the last sale price on the date of valuation or, in the absence of any sale on that date, the most recent bid price. Securities traded on the Nasdaq National Market or the Nasdaq Smallcap Market are valued at the Nasdaq Official Closing Price or, in the absence of any sale on that date, the most recent bid price. Other securities are valued at the most recent bid price, if market quotations are readily available. Debt securities (other than short term instruments) are valued at the latest bid prices furnished by independent pricing services.


                  The Fund values most money market instruments it holds at their amortized cost. If market quotations are not available, the Fund will value securities at their fair value pursuant to procedures established by and under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.




                             DISTRIBUTION OF SHARES

                  The Fund has adopted a Service and Distribution Plan (the "Plan") in anticipation that the Fund will benefit from the Plan through increased sales of shares, thereby reducing the Fund's expense ratio and providing the Adviser with greater flexibility in management. The Plan provides that the Fund may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of the Fund's average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year. Amounts paid under the Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and sales marketing activities of financial institutions and others, such as dealers or distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current stockholders, and the printing and mailing of sales literature. Distribution expenses may be authorized by the officers of the Company or the Fund's distributor. The Fund's distributor is Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. To the extent any activity financed by the Plan is one which the Fund may finance without a 12b-1 plan, the Fund may also make payments to finance such activity outside of the Plan and not be subject to its limitations.

                  The Plan may be terminated by the Fund at any time by a vote of the directors of the Company who are not interested persons of the Company and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of the Fund. Messrs. Birch, Jackson, McFarland, Scarlett, Schoenhals and Zug are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires approval of the stockholders of the Fund and the Board of Directors, including the Rule 12b-1 Directors.

                  While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Company will be committed to the discretion of the directors of the Company who are not interested persons of the Company. The Board of Directors of the Company must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a distributor, if any, or officers of the Company. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors. During the fiscal year ended September 30, 2004, the Fund incurred distribution costs of $84,960 under the Plan. Of this amount, $443 was spent on advertising and promotional expenses, $24,602 was spent on printing and mailing of prospectuses to other than current shareholders, $43,730 was paid to broker-dealers and $16,179 was paid to Quasar Distributors, LLC.


                               PURCHASE OF SHARES

                  The Fund has adopted procedures pursuant to Rule 17a-7 under the Act pursuant to which the Fund may effect a purchase and sale transaction with an affiliated person of the Fund (or an affiliated person of such an affiliated person) in which the Fund issues its shares in exchange for securities of a character which is a permitted investment for the Fund. For purposes of determining the number of shares of the Fund to be issued, the securities to be exchanged will be valued in accordance with the requirements of Rule 17a-7. No such transactions will be made with respect to any person in which an affiliated person of the Fund has a beneficial interest.

                              REDEMPTION OF SHARES

                  A stockholder's right to redeem shares of the Fund will be suspended and the stockholder's right to payment postponed for more than seven days for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension or (c) such emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or to determine fairly the value of its net assets.

                        ALLOCATION OF PORTFOLIO BROKERAGE

                  Decisions to buy and sell securities for the Fund are made by the Adviser. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e. "markups" when the market maker sells a security and "markdowns" when the market maker buys a security). However, in many instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. While some brokers with whom the Fund effects portfolio transactions may recommend the purchase of the Fund's shares, the Adviser will not allocate portfolio brokerage on the basis of recommendations by the broker to purchase shares of the Fund.

                  In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts (or analysts of other firms retained by the broker) for consultation.

                  Entities or individuals providing these consulting services range from large full service brokerage firms to single person consultant firms. In return for these research services, the Adviser directs a portion of the Fund's brokerage to brokerage firms employing the persons providing the consulting services or to brokerage firms that contract with the individual or entity providing such services. The entities or individuals providing consulting services are compensated by their brokerage firms or by the brokerage firms with which they contract. They have no claims for, or rights to, compensation, employee benefits or other forms of remuneration from the Adviser. Individuals providing consulting services may or may not be registered broker-dealers or investment advisers themselves and may not be licensed investment adviser representatives or registered representatives. (For example, they may simply work for a full service brokerage firm.) They may be generalists providing advice about many industries, or specialists knowledgeable about a niche in a single industry. They may or may not provide consulting services to investment advisers other than the Adviser. The Adviser endeavors to build and maintain rapport with the individuals providing consulting services in order to more effectively serve the Adviser's clients. These individuals may be granted limited access to the Adviser's research database and a company-wide list of holdings (but not individual client portfolios) so that they are better prepared to render advice and to avoid duplication of investment research efforts.

                  While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreement provides that the Adviser may cause a Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion.

                  During the fiscal years ended September 30, 2004, 2003 and 2002, the Fund paid brokerage commissions of $1,280,462 on transactions for which brokerage commission were paid of $1,370,680,934; $1,036,947 on transactions for which brokerage commissions were paid of $606,127,024; and $883,922 on transactions for which brokerage commissions were paid of $462,757,383, respectively. Of the brokerage commissions paid by the Fund in the fiscal year ended September 30, 2004, all but $63,435 on transactions for which brokerage commissions were paid of $33,573,625 were paid to brokers who provided research services to the Adviser.


                                    CUSTODIAN

                  U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, acts as custodian for the Fund. As such, U.S. Bank, N.A. holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company. U.S. Bank, N.A. does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to stockholders. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202, an affiliate of U.S. Bank, N.A., acts as the Fund's transfer agent and dividend disbursing agent.

                                      TAXES

                  The Fund intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. In such event stockholders of the Fund would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to stockholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund.

                  The Fund intends to distribute substantially all of its net investment income and net capital gains each fiscal year. Dividends from the Fund's net investment income, including short-term capital gains, are taxable to stockholders as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), while distributions from the Fund's net realized long-term capital gains are taxable as long-term capital gains regardless of the stockholder's holding period for the shares. Distributions from the Fund are taxable to stockholders, whether received in cash or in additional Fund shares. A portion of the income distributions of the Fund may be eligible for the 70% dividends-received deduction for domestic corporate stockholders.


                  As of September 30, 2004, the Fund had $6,996,561 of net capital loss carryovers, which expires in varying amounts through 2011. To the extent the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryover.

                  Any dividend or capital gains distribution paid shortly after a purchase of Fund shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the Fund shares immediately after a dividend or distribution is less than the cost of such shares to the stockholder, the dividend or distribution will be taxable to the stockholder even though it results in a return of capital to him.

                  Redemptions of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the stockholder received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

                  The Fund may be required to withhold Federal income tax at a rate of 28% ("backup withholding") from dividend payments and redemption proceeds if a stockholder fails to furnish the Fund with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

                  This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effects of such laws on an investor. Investors are urged to consult their own tax advisers for a complete review of the tax ramifications of an investment in the Fund.

                              STOCKHOLDER MEETINGS

                  The Maryland General Corporation Law permits registered investment companies, such as the Company, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the Act. The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by stockholders under the Act.

                  The Company's Bylaws also contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

                  Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Company shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director. Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Company's Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of such Company; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

                  If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

                  After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange
Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                CAPITAL STRUCTURE

                  Brandywine Blue Fund, Inc. has authorized capital of 200,000,000 shares of common stock, of which 100,000,000 shares have been allocated to Brandywine Blue Fund and 100,000,000 shares have been allocated to Brandywine Advisors Fund. Each outstanding share entitles the holder to one vote. Generally shares are voted in the aggregate and not by each Fund, except where class voting by each Fund is required by Maryland law or the Act (e.g. change in investment policy or approval of an investment advisory agreement).

                  The shares of each of Brandywine Advisors Fund and Brandywine Blue Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of each Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities in respect to that Fund and of that Fund's share of the general liabilities of the Company in the proportion that the total net assets of the Fund bears to the total net assets of both Funds. The net asset value per share of each Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on each Fund only out of lawfully available assets belonging to that Fund. In the event of liquidation or dissolution of the Company, the stockholders of each Fund will be entitled, out of the assets of the Company available for distribution, to the assets belonging to such Fund.

                  There are no conversion or sinking fund provisions applicable to the shares of either Fund. Shares of each Fund have no preemptive, conversion, subscription or cumulative voting rights. Consequently, the holders of more than 50% of the Company's shares voting for the election of directors can elect the entire Board of Directors, and in such event, the holders of the remaining shares voting will not be able to elect any person to the Board of Directors.

                  The shares of each Fund are redeemable and transferable. All shares issued and sold by the Funds will be fully paid and nonassessable. Fractional shares have the same rights proportionately as full shares.

                  The Company will not issue certificates evidencing shares of Brandywine Advisors Fund. Each stockholder's account will be credited with the number of shares purchased, relieving such stockholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares of Brandywine Advisors Fund.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                  PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, currently serves as the independent registered public accounting firm for the Fund. PricewaterhouseCoopers LLP is responsible for auditing the financial statements of the Fund.


                        DESCRIPTION OF SECURITIES RATINGS

                  The Fund may invest in publicly distributed debt securities assigned one of the three highest ratings of either Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"). A brief description of the ratings symbols and their meanings follows.


                  Standard & Poor's Corporation Bond Ratings. A Standard & Poor's corporate debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.


                  The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

                  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

                  The ratings are based, in varying degrees, on the following considerations:

                  I. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

                  II. Nature of and provisions of the obligation; and

                  III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                  The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity, Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.


                  AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

                  BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.


                  Moody's Investors Service, Inc Bond Ratings. Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.


                  Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


                  Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium grade obligations; (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Moody's applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

PROSPECTUS                                                    JANUARY 31, 2005


                              THE BRANDYWINE FUNDS

                          (THE BRANDYWINE FUNDS LOGO)

                             BRANDYWINE FUND, INC.

                           BRANDYWINE BLUE FUND, INC.

     "NEVER INVEST IN THE STOCK MARKET -- INVEST IN INDIVIDUAL BUSINESSES."

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


QUESTIONS YOU SHOULD ASK BEFORE
  INVESTING IN BRANDYWINE FUNDS                                              1

FEES AND EXPENSES                                                            3

INVESTMENT OBJECTIVES, STRATEGIES
  AND RISKS                                                                  4

DISCLOSURE OF
  PORTFOLIO HOLDINGS                                                         4

MANAGEMENT OF THE FUNDS                                                      4

DETERMINING NET ASSET VALUE                                                  5

ABOUT OUR MINIMUM REQUIREMENTS
  FOR INITIAL INVESTMENT                                                     5

INVESTING WITH BRANDYWINE FUNDS                                              6

   How to Open Your Brandywine
     Funds Account                                                           6

   How to Buy Additional Shares in
     Brandywine Funds                                                        8

   How to Sell Shares in
     Brandywine Funds                                                        8

   Payment of Redemption Proceeds                                            9

   Disclosures Related
     to Market Timing                                                       10

   How to Exchange Shares                                                   10

DIVIDENDS, DISTRIBUTIONS
  AND TAXES                                                                 11

SHAREHOLDER STATEMENTS
  AND REPORTS                                                               11

ACCOUNT SERVICES AND POLICIES                                               12

FINANCIAL HIGHLIGHTS                                                        12

PRIVACY POLICY                                                              14

HOUSEHOLD DELIVERY
  OF SHAREHOLDER DOCUMENTS                                                  14

SHARE PURCHASE APPLICATION                                                  15


                               A WORD ABOUT RISK

  Look for this "warning flag" symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder, will confront.


         QUESTIONS YOU SHOULD ASK BEFORE INVESTING IN BRANDYWINE FUNDS

1.   WHAT IS THE FUNDS' GOAL?

     Brandywine Funds seek capital appreciation.

2.   WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

     The Brandywine Funds invest principally in common stocks of U.S. companies, and, to a lesser extent, in equity securities of foreign issuers, usually those which are publicly traded in the United States either directly or through American Depositary Receipts ("ADRs"). They utilize a fundamentals-driven, company-by-company investment approach that is based on the belief that you should invest in individual businesses, not in the stock market. The Brandywine Funds will invest in companies in a broad range of industries but generally focus on companies whose earnings are growing by at least 20% per year and whose stocks sell at reasonable price-to-earnings ratios. They target fundamentally sound companies that are experiencing a positive change.

     The Funds adhere to a firm sell discipline.  The Funds will sell a stock:

     o With deteriorating fundamentals such as contracting margins or reduced revenue growth

     o  When investor expectations have become unrealistically high

     o  When they find a better investment

     While this sell discipline is likely to cause the Funds to have annual portfolio turnover rates of approximately 200-300%, it also causes the Funds to keep seeking better investment alternatives.

     Brandywine Fund invests in companies of all sizes. Brandywine Blue Fund invests almost exclusively in mid-cap and larger companies, usually companies having a market capitalization of more than $6 billion.

3.   WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

     The Funds invest principally in common stocks. The prices of the stocks in which the Funds invest may decline for a number of reasons. These reasons include factors that are specific to one or more stocks in which the Funds invest as well as factors that affect the equity securities markets generally. The price declines may be steep, sudden and/or prolonged. As a consequence, investors in the Funds may lose money.

     Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the regulatory requirements of U.S. companies and, as a consequence, there may be less publicly available information about such companies. Also foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

     The Funds are actively managed and will have high portfolio turnover. High portfolio turnover necessarily results in greater transaction costs, such as brokerage commissions, which the Funds must pay and short term capital gains (or losses) to investors. Greater transaction costs may reduce Fund performance. Distributions to shareholders of short-term capital gains are taxed as ordinary income under current federal income tax laws.

     The Funds are a suitable investment only for those investors who have long-term investment goals such as investing for retirement. If you may need to redeem your shares in a hurry, or if you are uncomfortable with an investment that will fluctuate in value, the Funds may not be the right choice for you.

4.   HOW HAVE THE FUNDS PERFORMED?

     The bar charts and tables that follow provide some indication of the risks of investing in the Funds by showing changes in the Funds' performance from year to year and by showing how their average annual returns over 1, 5 and 10 years compare with those of the Indexes listed for each Fund. Please be aware that past performance (before and after taxes) is not necessarily an indication of future performance. The Funds may perform better or worse in the future.

                             BRANDYWINE FUND, INC.
                        (Total return per calendar year)

                         1995                  35.7463%
                         1996                  24.9226%
                         1997                  12.0227%
                         1998                  -0.6516%
                         1999                  53.5000%
                         2000                   7.1000%
                         2001                 -20.5500%
                         2002                 -21.7100%
                         2003                  31.4600%
                         2004

Note: During the ten year period shown on the bar chart, the Fund's highest total return for a quarter was 32.46% (quarter ended December 31, 1999) and the lowest total return for a quarter was -18.88% (quarter ended September 30, 1998).


   AVERAGE ANNUAL
    TOTAL RETURNS
(FOR THE PERIODS ENDED                          ONE         FIVE         TEN
  DECEMBER 31, 2004)                            YEAR        YEARS       YEARS
----------------------                          ----        -----       -----
Brandywine Fund
   Return before taxes
   Return after taxes
     on distributions(1)<F1>
   Return after taxes on
     distributions and sale
     of Fund shares(1)<F1>
S&P 500(2)<F2>(3)<F3>
Russell 3000(2)<F2>(4)<F4>
Russell 3000 Growth(2)<F2>(5)<F5>
Wilshire 5000 Total
  Market Index(2)<F2>(6)<F6>



(1)<F1> The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.
(2)<F2>   Reflects no deduction for fees, expenses or taxes.
(3)<F3> The S&P 500 Index consists of 500 stocks, mostly on the New York Stock Exchange, selected by the Standard & Poor's Ratings Group. Each stock's weighting is based on its relative total market value. Stocks may be added or deleted from the Index which assumes reinvestment of dividends.
(4)<F4> The Russell 3000, a trademark of the Frank Russell Company, is the 3,000 largest publicly traded companies in the United States equity market and does include income.
(5)<F5> The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes and does include income.
(6)<F6> The Wilshire 5000 Total Market Index represents the broadest index for the U.S. equity market, measuring the performance of all U.S. headquartered equity securities with readily available price data and does not include income.


                           BRANDYWINE BLUE FUND, INC.
                        (Total return per calendar year)

                         1995                  32.3283%
                         1996                  23.2309%
                         1997                  19.2510%
                         1998                  -0.9817%
                         1999                  49.3600%
                         2000                   6.8100%
                         2001                 -22.8100%
                         2002                 -13.4900%
                         2003                  29.3900%
                         2004

Note: During the ten year period shown on the bar chart, the Fund's highest total return for a quarter was 31.37% (quarter ended December 31, 1999) and the lowest total return for a quarter was -19.93% (quarter ended September 30, 1998).


   AVERAGE ANNUAL
    TOTAL RETURNS
(FOR THE PERIODS ENDED                          ONE         FIVE         TEN
  DECEMBER 31, 2004)                            YEAR        YEARS       YEARS
----------------------                          ----        -----       -----
Brandywine Blue Fund
   Return before taxes
   Return after taxes
     on distributions(1)<F7>
   Return after taxes on
     distributions and sale
     of Fund shares(1)<F7>
S&P 500(2)<F8>(3)<F9>
Russell 1000(2)<F8>(4)<F10>
Russell 1000 Growth(2)<F8>(5)<F11>



(1)<F7> The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.
(2)<F8>   Reflects no deduction for fees, expenses or taxes.
(3)<F9> The S&P 500 Index consists of 500 stocks, mostly on the New York Stock Exchange, selected by the Standard & Poor's Ratings Group. Each stock's weighting is based on its relative total market value. Stocks may be added or deleted from the Index which assumes reinvestment of dividends.
(4)<F10> The Russell 1000, a trademark of the Frank Russell Company, is the largest 1,000 publicly traded companies in the United States equity market and does include income.
(5)<F11> The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values and does include income.


                               FEES AND EXPENSES

  This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                  BRANDYWINE     BRANDYWINE
                                                     FUND        BLUE FUND
                                                  ----------     ----------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM
  YOUR INVESTMENT)
   Maximum Sales Charge (Load)
     Imposed on Purchases (as a
     percentage of offering price).                 None           None
   Maximum Deferred
     Sales Charge (Load)                            None           None
   Maximum Sales Charge (Load)
     Imposed on Reinvested
     Dividends and Distributions                    None           None
   Redemption Fee                                   None*<F12>     None*<F12>
   Exchange Fee                                     None           None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED
  FROM FUND ASSETS)
   Management Fees                                  1.00%          1.00%
   Distribution and/or
     Service (12b-1) Fees                           None           None
   Other Expenses                                   0.08%          0.13%
                                                    -----          -----
   Total Fund Operating
     Expenses                                       1.08%          1.13%


*<F12> The Funds' transfer agent charges a fee of $15.00 for each wire redemption.

Example:

  This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that you reinvest all dividends and distributions and that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                           1 YEAR        3 YEARS        5 YEARS        10 YEARS
                           ------        -------        -------        -------
Brandywine Fund             $110           $343           $595          $1,317
Brandywine Blue             $115           $359           $622          $1,375


                  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
                        THE FUNDS' INVESTMENT OBJECTIVE

  Each Fund's investment objective is capital appreciation. The Funds may change their investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Funds may not appreciate and investors may lose money.

                        THE FUNDS' INVESTMENT STRATEGIES

  The Funds' investment adviser believes the Funds are most likely to achieve their investment objective if they consistently invest in companies that perform better than the investment community expects. Accordingly, the Funds invest in fundamentally sound companies that are experiencing a positive change. Fundamentally sound companies generally have some or all of the following attributes:

      Earnings growth of over 20% annually
      High rates of profitability
      Strong balance sheets
      High quality of earnings (i.e., earnings realized through the normal sale of products or services rather than earnings or losses from non-recurring events)

  The positive change could be:
      New products
      New management
      An acquisition or divestiture
      Legislative changes

  The Brandywine Funds typically do not invest in companies with high price-to-earnings ratios because these companies are less likely to perform better than the investment community expects. The Funds are generally more likely to invest in lesser known companies moving from a lower to higher market share position within their industry groups than the largest and best known companies in such groups.

                               PRINCIPAL RISKS OF
                             INVESTING IN THE FUNDS

  Investing in shares of common stock or in ADRs involves risks. The common stocks or ADRs in which the Funds invest may decline in value for any number of reasons. If that happens, the value of your investment will decline as well. The following are some of the main reasons why common stocks or ADRs purchased by the Funds may decline in value.

  1. The Funds' investment adviser was incorrect in its assessment of a company's prospects.

  2. The Funds' investment adviser was correct in its assessment of a company's prospects, but the company was out-of-favor with other investors.

  3. Investor psychology in the marketplace shifted from equity securities in general to other assets such as debt securities or money market instruments (sometimes called "a flight to safety").

                         TEMPORARY DEFENSIVE POSITIONS

  The Funds may, in response to adverse market, economic, political or other conditions, take temporary defensive positions that are inconsistent with the Funds' principal investment strategies but that are dictated by their sell discipline. This means the Funds will attempt to avoid losses by investing in money market instruments such as United States Treasury Bills, commercial paper and repurchase agreements. The Funds will not be able to achieve their investment objectives of capital appreciation to the extent that they invest in money market instruments since these securities do not appreciate in value. When the Funds are not taking a temporary defensive position, they still will hold enough cash and money market instruments to meet current needs and to take advantage of investment opportunities.


                        DISCLOSURE OF PORTFOLIO HOLDINGS



  The Statement of Additional Information for the Funds, which is incorporated by reference into this Prospectus, contains a description of the Funds' policies and procedures respecting disclosure of its portfolio holdings.


                            MANAGEMENT OF THE FUNDS

                               ABOUT THE ADVISER

  Friess Associates, LLC (the "Adviser"), 115 East Snow King Avenue, P. O. Box 576, Jackson, Wyoming 83001 manages the investment portfolios for the Funds.
The Adviser may delegate some or all of its investment advisory responsibilities to its affiliate, Friess Associates of Delaware, LLC (the "Sub-Adviser"), 3711 Kennett Pike, P. O. Box 4166, Greenville, Delaware 19807. In addition to the Funds, Friess Associates, LLC is the investment adviser to Brandywine Advisors Fund and individual and institutional clients with substantial investment portfolios. Friess Associates was established in 1974. Affiliated Managers Group, Inc. ("AMG") owns a majority interest in both the Adviser and the Sub-Adviser and is the managing member of both.

                                  COMPENSATION

  As the investment adviser to the Funds, the Adviser manages the investment portfolios for the Funds. The Funds pay the Adviser an annual investment advisory fee, which is calculated daily and paid monthly, at an annual rate of 1% of the net assets of the Funds.

  The Adviser, NOT THE BRANDYWINE FUNDS, pays the Sub-Adviser a fee equal to 110% of the monthly expenses the Sub-Adviser incurs in performing its services as Sub-Adviser.

                              INVESTMENT DECISIONS

  The Adviser and, if so delegated, the Sub-Adviser supervise the investment portfolios of the Funds, directing the purchase and sale of investment securities in the day to day management of the Funds. In allocating brokerage business for the Funds, the Adviser takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts (or analysts of other firms retained by the broker) for consultation.

  All investment decisions are made by a team of investment professionals representing the Adviser or the Sub-Adviser, any of whom may make recommendations subject to the final approval of William D'Alonzo or another senior member of the Adviser's management team to whom he may delegate the authority.

  Mr. D'Alonzo has been an officer of both Funds since 1990 and a director since 2001. He is also Chief Investment Officer and Chief Executive Officer of both the Adviser and the Sub-Adviser. Foster Friess has been an officer and a director of Brandywine Fund and Brandywine Blue Fund since they were incorporated in 1985 and 1990, respectively. He is also Chairman of the Board of both the Adviser and the Sub-Adviser.

                          DETERMINING NET ASSET VALUE


  The price at which investors purchase shares of the Funds and at which shareholders redeem shares of the Funds is called the net asset value ("NAV"). The Funds calculate NAV as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on most national holidays and on Good Friday. The Funds calculate NAV based on the market price of the securities (other than money market instruments) they hold.



  If market quotations are not available, the Funds will value securities at their fair value pursuant to procedures established by and under the supervision of the Board of Directors. The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Funds may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.


  If the transfer agent, U.S. Bancorp Fund Services, LLC, receives your request to buy or to sell shares by the close of regular trading on the New York Stock Exchange, your transaction will be priced at that day's NAV. If the transfer agent receives your request after that time, it will be priced at the next business day's NAV.

  The NAV of each Fund can be found daily in the mutual fund listings of most major newspapers under the heading "Brandywine Funds." The Nasdaq symbols are "BRWIX" for Brandywine Fund and "BLUEX" for Brandywine Blue Fund.

                               ABOUT OUR MINIMUM
                            REQUIREMENTS FOR INITIAL
                                   INVESTMENT

  The Board of Directors has established $10,000 as the minimum initial investment in each of the Brandywine Funds.

  Employees, officers and directors of the Funds, the Adviser or the Sub-Adviser or firms providing contractual services to the Funds, members of their immediate families (spouses, siblings, parents, children and grandchildren) and retirement plans and trusts for their benefit may purchase shares without regard to the minimum. The officers of the Funds may, but are not required to, waive or lower the requirement for charitable organizations and employee benefit plans whose aggregate investment exceeds a Fund's minimum initial investment requirement. The officers may also, but are not required to, waive or lower the requirement for shareholders' spouses, parents, children and grandchildren under special circumstances, considering the additional shares to be an extension of the investment of the first shareholder.

                                 INVESTING WITH
                                BRANDYWINE FUNDS

  Our goal is to make it easy and pleasant for you to do business with us. This section will help you become familiar with the many different services we offer to you as a shareholder.

                                HOW TO OPEN YOUR
                            BRANDYWINE FUNDS ACCOUNT

1.   Read this prospectus carefully.

2.   Determine how much you want to invest and in which fund.

MINIMUM INVESTMENTS ARE AS FOLLOWS:

BRANDYWINE FUND
TO OPEN A NEW ACCOUNT                                               $10,000
TO ADD TO AN EXISTING ACCOUNT                                        $1,000

BRANDYWINE BLUE FUND
TO OPEN A NEW ACCOUNT                                               $10,000
TO ADD TO AN EXISTING ACCOUNT                                        $1,000

3. Complete the appropriate parts of the purchase application at the back of this prospectus, carefully following the instructions. (Additional purchase applications may be obtained from the Funds.)

     Please be sure to provide your Social Security or taxpayer identification number on the application. If you have questions, please contact our Investor Service Representatives at 1-800-656-3017 or 1-414-765-4124.


     In compliance with the USA PATRIOT Act of 2001, please note that the transfer agent will verify certain information on your account application as part of the Funds' Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the transfer agent if you need additional assistance with your application.



     If the Funds do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Funds may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.



4. Complete the appropriate parts of the account privileges section of the application. By applying for privileges, such as telephone redemption, electronic transfer, wire transfer and Internet access to your account balance information now, you can avoid the delay and inconvenience later of having to file an additional form. To add most of these privileges at a later date would require a signature guarantee. See "To Obtain a Signature Guarantee" on page 9.



5. Enclose your check. All checks should be made payable to: Brandywine Fund, Inc. or Brandywine Blue Fund, Inc., as applicable. All checks must be drawn on a bank located within the U.S. and must be payable in U.S. dollars. The Funds will not accept payment in cash or money orders. The Funds also do not accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares.



U.S. BANCORP FUND SERVICES, LLC, THE FUNDS' TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED TO THE TRANSFER AGENT. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUNDS AS A RESULT.


6.   Send application and check to:

BY MAIL

     FOR FIRST CLASS MAIL
     Brandywine Fund, Inc. or
       Brandywine Blue Fund, Inc.
     c/o U.S. Bancorp Fund Services, LLC
     P.O. Box 701
     Milwaukee, WI 53201-0701

     FOR OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL:
     Brandywine Fund, Inc. or
       Brandywine Blue Fund, Inc.
     c/o U.S. Bancorp Fund Services, LLC
     615 E. Michigan St., 3rd Floor
     Milwaukee, WI 53202-5207


     PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS. THE FUNDS DO NOT CONSIDER THE U.S. POSTAL SERVICE OR OTHER INDEPENDENT DELIVERY SERVICES TO BE THEIR AGENTS. THEREFORE, DEPOSIT IN THE MAIL OR WITH SUCH SERVICES, OR RECEIPT AT U.S. BANCORP FUND SERVICES, LLC POST OFFICE BOX, OF PURCHASE APPLICATIONS OR REDEMPTION REQUESTS DO NOT CONSTITUTE RECEIPT BY THE TRANSFER AGENT OR THE FUNDS.


BY WIRE


  You may purchase shares by wire transfer.



  Initial Investment by Wire - If you wish to open an account by wire, please call 1-800-656-3017 or 1-414-765-4124 before you wire funds in order to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions. You may then contact your bank to initiate the wire using the instructions you were given.



  Subsequent Investments by Wire - Please call 1-800-656-3017 or 1-414-765-4124 before you wire funds in order to advise the transfer agent of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.


  WIRE TO:
  U.S. Bank, N.A.
  777 East Wisconsin Avenue
  Milwaukee, Wisconsin 53202
  ABA 075000022

  CREDIT:
  U.S. Bancorp Fund Services, LLC
  Account 112-952-137

  FURTHER CREDIT:
  Brandywine Fund, Inc. or
    Brandywine Blue Fund, Inc.
  (shareholder account number)
  (shareholder registration)

  You should then send a properly signed share purchase application marked "FOLLOW UP." Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. THE FUNDS AND U.S. BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.

THROUGH BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS

  Some broker-dealers may sell shares of the Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis. This means that the broker-dealer will pay for, and the Fund will issue, the shares on the third business day following the day the Fund receives the purchase order.

  The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as investment alternatives in the programs they offer or administer. Servicing Agents may:

  1. Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent.

  2. Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

  3. Charge fees to their customers for the services they provide them. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

  4. Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

  5. Be authorized to accept purchase orders on the Funds' behalf (and designate other Servicing Agents to accept purchase orders on behalf of the Funds). This means that if the Funds have entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Funds' behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day's net asset value, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day's net asset value.

  If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not place your order with the Fund on a timely basis, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUNDS


  The Funds may reject any purchase application for any reason. The Funds will not accept purchase orders made by telephone, unless they are from a Servicing Agent which has an agreement with the Funds or are made in accordance with the wiring instructions on page 6. Shares of the Funds have not been registered for sale outside of the U.S.


SHARE CERTIFICATES

  Shares are credited to your account, but certificates are not issued unless you request them by writing to:

  The Brandywine Funds
  c/o U.S. Bancorp Fund Services, LLC
  P.O. Box 701
  Milwaukee, WI  53201-0701

                   HOW TO GET IN TOUCH WITH BRANDYWINE FUNDS

               If you have any questions, please call one of our
                      Investor Service Representatives at:
                        1-800-656-3017 or 1-414-765-4124
                  Monday - Friday  8:00 a.m. - 7:00 p.m. CST.

                        HOW TO BUY ADDITIONAL SHARES IN
                                BRANDYWINE FUNDS


  You may purchase additional shares (at least $1,000) by mailing your check with an Invest-By-Mail form detached from your confirmation statement to the address listed on the form or by following the wiring instructions on page 6. The Funds do not accept telephone orders for purchase of shares.



  All checks should be made payable to: Brandywine Fund, Inc. or Brandywine Blue Fund, Inc., as applicable. All checks must be drawn on a bank located within the U.S. and must be payable in U.S. dollars. The Funds will not accept payment in cash or money orders. The Funds also do not accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares.


NOTE:

  In the case of retirement plan accounts established through Servicing Agents, additional shares may be purchased by the plans through Servicing Agents without regard to the Funds' minimum subsequent purchase amounts.

                             HOW TO SELL SHARES IN
                                BRANDYWINE FUNDS

IMPORTANT TAX NOTE:

  ANY SALE OR EXCHANGE OF SHARES IN A NON-RETIREMENT ACCOUNT COULD RESULT IN A TAXABLE GAIN OR LOSS. THE RECEIPT OF PROCEEDS OF THE REDEMPTION OF SHARES HELD IN AN IRA WILL CONSTITUTE A TAXABLE DISTRIBUTION OF BENEFITS FROM THE IRA UNLESS A QUALIFYING ROLLOVER CONTRIBUTION IS MADE. SHAREHOLDERS WHO REDEEM SHARES HELD IN AN IRA MUST INDICATE ON THEIR REDEMPTION REQUEST WHETHER OR NOT TO WITHHOLD FEDERAL INCOME TAXES. IF NOT, THESE REDEMPTIONS, AS WELL AS REDEMPTIONS OF OTHER RETIREMENT PLANS NOT INVOLVING A DIRECT ROLLOVER TO AN ELIGIBLE PLAN, WILL BE SUBJECT TO FEDERAL INCOME TAX WITHHOLDING.


  You may sell (redeem) some or all of your shares at any time during normal business hours. IF YOU HOLD PHYSICAL CERTIFICATES FOR YOUR SHARES, THEY SHOULD BE MAILED TO OR DEPOSITED WITH U.S. BANCORP FUND SERVICES, LLC AND SHOULD BE ACCOMPANIED WITH A WRITTEN REQUEST FOR REDEMPTION. THE WRITTEN REQUEST SHOULD CONTAIN A SIGNATURE GUARANTEE. EVEN THOUGH THE BACK OF THE CERTIFICATE CONTAINS A LINE FOR A SIGNATURE AND SIGNATURE GUARANTEE, PLEASE RETURN THE CERTIFICATES UNSIGNED.


  YOU WILL NEED TO ASSEMBLE THE FOLLOWING INFORMATION:

  O  the account number(s)

  O  the amount of money or number of shares being redeemed

  O  the names on the account

  O  your daytime phone number

  O the signature(s) of all registered account owners, if you plan to request a redemption in writing

  O a signature guarantee is also required under special circumstances, including...

     1. If you wish the check to be sent to an address or person other than as registered with the Funds.

     2. You would like the check mailed to an address which has been changed within 30 days of the redemption request.


     3. When changing ownership on an account.



     4. When automated bank information is being changed or added to an account (as indicated on page 6).


  o additional documentation may be required for redemptions by corporations, executors, administrators, trustees, guardians or others who hold shares in a fiduciary or representative capacity. Contact the Funds' transfer agent, U.S. Bancorp Fund Services, LLC, in advance at 1-800-656-3017 or 1-414-765-4124.

TO OBTAIN A SIGNATURE GUARANTEE

  A signature guarantee assures that a signature is genuine. It protects shareholders from unauthorized account transfers. You may obtain a signature guarantee from a commercial bank or trust company in the U.S., a member firm of the New York Stock Exchange or other eligible guarantor institution. A NOTARIZED SIGNATURE IS NOT ACCEPTABLE.

SEND A LETTER OF INSTRUCTION

  Include with your letter the necessary information you have already assembled.

THE PRICE YOU WILL RECEIVE FOR YOUR SHARES

  The redemption price per share is the next determined NAV after U.S. Bancorp Fund Services, LLC, the Funds' transfer agent, receives your written request in proper form with all the required information listed above.

BY MAIL

  FOR FIRST CLASS MAIL

  Brandywine Fund, Inc. or
    Brandywine Blue Fund, Inc.
  c/o U.S. Bancorp Fund Services, LLC
  P.O. Box 701
  Milwaukee, WI 53201-0701

  FOR OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL:

  Brandywine Fund, Inc. or
    Brandywine Blue Fund, Inc.
  c/o U.S. Bancorp Fund Services, LLC
  615 E. Michigan St., 3rd Floor
  Milwaukee, WI 53202-5207


  PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS. THE FUNDS DO NOT CONSIDER THE U.S. POSTAL SERVICE OR OTHER INDEPENDENT DELIVERY SERVICES TO BE THEIR AGENTS. THEREFORE, DEPOSIT IN THE MAIL OR WITH SUCH SERVICES, OR RECEIPT AT U.S. BANCORP FUND SERVICES, LLC POST OFFICE BOX, OF PURCHASE APPLICATIONS OR REDEMPTION REQUESTS DO NOT CONSTITUTE RECEIPT BY THE TRANSFER AGENT OR THE FUNDS.


BY TELEPHONE

  Instruct U.S. Bancorp Fund Services, LLC that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the share purchase application.

  Assemble the same information that you would include in the letter of instruction for a written redemption request.

  Call U.S. Bancorp Fund Services, LLC at 1-800-656-3017 or 1-414-765-4124. PLEASE DO NOT CALL THE FUNDS OR THE ADVISER.

THROUGH SERVICING
AGENTS

  If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so. If the Funds have entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Funds, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day's net asset value, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day's net asset value.

AUTOMATICALLY

  The Systematic Withdrawal Plan option may be activated if you have a minimum of $25,000 in either your Brandywine Fund account or your Brandywine Blue Fund account.

  This option allows you to redeem a specific dollar amount from your account on a regular basis. You may vary the amount or frequency of withdrawal payments or temporarily discontinue them. For more information or to request the appropriate form, please call U.S. Bancorp Fund Services, LLC at 1-800-656-3017 or 1-414-765-4124.

                         PAYMENT OF REDEMPTION PROCEEDS

A CHECK WILL BE MAILED TO YOU

  A check in payment for your redeemed shares will be mailed to you at your address of record no later than the seventh day after U.S. Bancorp Fund Services, LLC receives your valid request.

  Exception: If the shares being redeemed were purchased by check, the Fund may delay the payment of your redemption proceeds until it is reasonably satisfied the check has cleared. This normally may take up to 3 days from the date of purchase for local personal or corporate checks and up to 7 days from the date of purchase for other personal or corporate checks.

  If you redeem by telephone, U.S. Bancorp Fund Services, LLC normally will transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either electronic funds transfer or wire. If you redeem shares through a Servicing Agent, you will receive your redemption proceeds in accordance with the procedures established by the Servicing Agent.

ELECTRONIC TRANSFERS


  If you have established this option, your redemption proceeds can be electronically transferred to your designated bank account. An Electronic Funds Transfer ("EFT") generally takes up to 3 business days to reach the shareholder's bank account. There is no fee for this option. Your bank must be a member of the Automated Clearing House Network ("ACH").


BY WIRE

  If you have established this option, your redemption proceeds can be wired directly into your designated bank account. The transfer agent, U.S. Bancorp Fund Services, LLC, currently charges a $15 fee for each wire, which is deducted from the shareholder's account.


                      DISCLOSURES RELATED TO MARKET TIMING



  Frequent purchases and redemptions of shares of the Funds may harm other shareholders by interfering with the efficient management of a Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. As permitted by applicable Securities and Exchange Commission regulations, the Funds' Board of Directors has not adopted policies and procedures that discourage or accommodate frequent purchases and redemptions of shares of the Funds because to date the Funds have not experienced frequent purchases and redemptions of shares of the Funds that have been disruptive to the Funds. Notwithstanding the foregoing, the Funds review trading activity in their shares on a regular basis. The Funds reserve the right to reject any purchase order for any reason or for no reason, including purchase orders from shareholders that the Funds believe have engaged or might engage in potentially disruptive purchases and redemptions of shares of the Funds.


                             HOW TO EXCHANGE SHARES

  You may exchange shares of Brandywine Blue Fund for shares of Brandywine
Fund, and exchange shares of Brandywine Fund for shares of Brandywine Blue Fund, provided that you can meet or have met the $10,000 minimum. Before exchanging your shares, you should first carefully read the appropriate sections of the prospectus for the new Fund and you should consider the tax consequences if yours is a taxable account.

IMPORTANT TAX NOTE:

  WHEN YOU EXCHANGE SHARES, YOU ARE REDEEMING YOUR SHARES IN ONE FUND AND BUYING SHARES OF ANOTHER FUND. FOR FEDERAL INCOME TAX PURPOSES, SUCH AN EXCHANGE IS A TAXABLE EVENT IN WHICH YOU MAY REALIZE A CAPITAL GAIN OR LOSS. BEFORE MAKING AN EXCHANGE REQUEST, YOU SHOULD CONSULT A TAX OR OTHER FINANCIAL ADVISER TO DETERMINE THE TAX CONSEQUENCES. (THIS CONCERN DOES NOT APPLY TO IRA OR OTHER TAX EXEMPT ACCOUNTS.)


  To exchange shares, send your written request to:


  FOR FIRST CLASS MAIL

  Brandywine Fund, Inc. or
    Brandywine Blue Fund, Inc.
  c/o U.S. Bancorp Fund Services, LLC
  P.O. Box 701
  Milwaukee, WI 53201-0701

  FOR OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL:

  Brandywine Fund, Inc. or
    Brandywine Blue Fund, Inc.
  c/o U.S. Bancorp Fund Services, LLC
  615 E. Michigan St., 3rd Floor
  Milwaukee, WI 53202-5207

  PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

  YOU MUST INCLUDE:

  Account name
  Account number
  Amount or number of shares of Fund to be exchanged

  The registration (both name and address) of the account from which the exchange is being made and the account to which the exchange is being made must be identical. The signatures of all registered account owners are required.

  At the present time there are no limitations on the number of exchanges a shareholder can make, and no exchange fee is currently imposed by the Funds on exchanges. THE FUNDS DO NOT PERMIT TELEPHONE EXCHANGES.

                            DIVIDENDS, DISTRIBUTIONS
                                   AND TAXES

  The Funds distribute annually all of their net earnings in the form of dividends and capital gains distributions. As long as the Funds meet the requirements for being a regulated investment company, which is their intent, they pay no federal income tax on the earnings they distribute to the shareholders. Consequently, distributions you receive from the Funds, whether reinvested in additional shares of the Funds or taken as cash, are taxable to the shareholder in all accounts except tax-exempt accounts.

  Income dividends come from the dividends that the Funds earn from their holdings as well as interest they receive from their cash investments, less expenses. Capital gains are realized whenever the Funds sell securities for higher prices than they paid for them. These capital gains are either short term or long term depending on how long the Funds held the securities.

  Most investors have their dividends and capital gains distributions reinvested in additional shares of the Funds. When you open an account, you must specify on your application how you want to receive your distributions. YOU MAY CHANGE YOUR DISTRIBUTION OPTION ANYTIME BY WRITING OR CALLING THE FUNDS AT 1-800-656-3017 OR 1-414-765-4124.

  You can receive distributions of dividends and capital gains in two ways:

1. REINVESTMENT

  Dividends and capital gains are automatically reinvested in additional shares of the Funds, unless you request them to be paid in cash. You will be advised of the number of shares purchased and the price paid following each reinvestment. The amount so reinvested is added to the basis value of your total investment.

2. DIVIDENDS AND CAPITAL GAINS IN CASH

  Both dividends and capital gains are paid in cash. You may choose to have such amounts mailed to you, or forwarded by EFT (Electronic Funds Transfer) to your account.


  If you elect to have dividends and/or capital gains paid in cash, the Funds will automatically reinvest all distributions under $10 in additional shares of the Fund.



  If you elect to receive distributions and capital gains paid in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account. The reinvestment will be at such Fund's current net asset value and all subsequent distributions will also be reinvested.


  THE PRIMARY DISTRIBUTION WILL NORMALLY BE MADE NEAR THE END OF OCTOBER, FOLLOWING THE CLOSE OF THE FUNDS' FISCAL YEAR, WITH A SECOND DISTRIBUTION, IF REQUIRED, AT THE END OF DECEMBER.

  In January, the Funds will mail to you Form 1099 detailing your dividends and capital gains distributions and their federal tax status, although you should verify your tax liability with your tax adviser.

  Even if you buy shares shortly before or on the "record date", the date that establishes you as the person to receive the upcoming distribution, you will receive the full taxable distribution. This may seem unfair to a taxable investor who has yet to enjoy the returns of the Fund which generated the distribution. However, your future tax liability may be reduced as a result of the distribution. In any case, you may wish to consider the Funds' record date before investing.

  The receipt of proceeds of the redemption of shares held in an IRA will constitute a taxable distribution of benefits from the IRA unless a qualifying rollover contribution is made. SHAREHOLDERS WHO REDEEM SHARES HELD IN AN IRA MUST INDICATE ON THEIR REDEMPTION REQUEST WHETHER OR NOT TO WITHHOLD FEDERAL INCOME TAXES. IF NOT, THESE REDEMPTIONS, AS WELL AS REDEMPTIONS OF OTHER RETIREMENT PLANS NOT INVOLVING A DIRECT ROLLOVER TO AN ELIGIBLE PLAN, WILL BE SUBJECT TO FEDERAL INCOME TAX WITHHOLDING.

                             SHAREHOLDER STATEMENTS
                                  AND REPORTS

  To help you keep accurate records, we will send you a confirmation immediately following each transaction you make. In January, we will send you a clear, concise statement detailing all your transactions during the year. For taxable accounts, this year-end statement also includes the 1099 information indicating the tax status of any dividends and capital gains distributions made to you. Information on the status of your account is always available by telephone.

  Four times a year, the Adviser will send you a report on the Funds. These comprehensive reports include an assessment of the Funds' performance, various comparisons to benchmarks, an overview of the markets, a report from the Adviser, listings of the Funds' holdings and other items of interest. The Adviser will also provide interim letters to update shareholders about important matters.

                         ACCOUNT SERVICES AND POLICIES

IMMEDIATE BALANCE INFORMATION

  Through an electronic Voice Response Unit ("VRU"), we offer 24-hour-a-day shareholder service. Just call 1-800-656-3017 for an update on your account balance or latest share prices. The VRU will guide you to your desired information. Remember to have your account number handy.

WEB SITE

  Visit the Funds' site at:
     http://www.brandywinefunds.com

  You can confirm your account balance and review recent transactions through our Web site. We are committed to protecting your personal financial security and have strict measures in place to ensure that others will never have access to your personal financial information.

  To access your account or establish your personal identification number
(PIN), you must verify your identity by providing your social security number or tax identification number, and your account number. When you establish your PIN, you will also be prompted to create a "Reset PIN Question and Answer" to enable you to reset a disabled or forgotten PIN directly from the website. Should you require assistance with your account access, please contact a Shareholder Services Representative at 1-800-656-3017 or 1-414-765-4124.

ACCOUNT MINIMUMS

  The Funds reserve the right to redeem the shares held in any account, other than an IRA, if at the time of any exchange or redemption of shares in the account, the value of the remaining shares in the account falls below $5,000. The shareholder will be notified that the value of his account is less than the minimum and allowed at least 60 days to make an additional investment.

TELEPHONE TRANSACTIONS

  It may be difficult to reach the Funds by telephone during periods of unusual market activity. If you are unable to reach a representative by telephone, you may have to send written instructions.

  Neither the Funds nor U.S. Bancorp Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided reasonable procedures are used to confirm the genuineness of the telephone instructions, but may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls.

  Procedures for telephone redemptions may be modified or terminated at any time by the Funds or their transfer agent, U.S. Bancorp Fund Services, LLC.

  The Funds reserve the right to refuse a telephone redemption request if it is believed advisable to do so.

ADDRESS CHANGES

  To change the address on your account, call U.S. Bancorp Fund Services, LLC at 1-800-656-3017 or 1-414-765-4124. Any written redemption requests received within 30 days after an address change, whether such address change is made in writing or by telephone, must be accompanied by a signature guarantee. NO TELEPHONE REDEMPTIONS WILL BE ALLOWED WITHIN 30 DAYS OF AN ADDRESS CHANGE.

TEMPORARY SUSPENSION OF SERVICES

  The Funds can stop selling shares at any time and may postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission.

                              FINANCIAL HIGHLIGHTS

  The financial highlights table is intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Pricewater-houseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Annual Report, which is available upon request. To obtain a copy, call 1-800-656-3017 or 1-414-765-4124.

                             BRANDYWINE FUND, INC.


                                                                                  YEARS ENDED SEPTEMBER 30,
                                                               ----------------------------------------------------------------
                                                               2004           2003           2002           2001           2000
                                                               ----           ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                            $21.30         $19.08         $22.93         $46.23         $35.09

Income from investment operations:
   Net investment loss(1)<F13>                                 (0.13)         (0.10)         (0.12)         (0.09)         (0.25)
   Net realized and unrealized
     gains (losses) on investments                              3.02           2.32          (3.73)         (7.10)         14.51
                                                              ------         ------         ------         ------         ------
Total from investment operations                                2.89           2.22          (3.85)         (7.19)         14.26

Less distributions:
   Dividend from net investment income                            --             --             --             --             --
   Distributions from net realized gains                          --             --             --         (16.11)         (3.12)
                                                              ------         ------         ------         ------         ------
Total from distributions                                          --             --             --         (16.11)         (3.12)
                                                              ------         ------         ------         ------         ------
Net asset value, end of year                                  $24.19         $21.30         $19.08         $22.93         $46.23
                                                              ------         ------         ------         ------         ------
                                                              ------         ------         ------         ------         ------
TOTAL RETURN                                                   13.57%         11.64%        (16.79%)       (22.46%)        42.81%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in 000's $)                    3,586,793      3,385,590      3,196,859      4,302,986      5,983,163
   Ratio of expenses to average net assets                      1.08%          1.09%          1.08%          1.06%          1.04%
   Ratio of net investment loss to average net assets          (0.55%)        (0.53%)        (0.52%)        (0.32%)        (0.61%)
   Portfolio turnover rate                                     247.0%         279.3%         272.9%         284.3%         244.0%



(1)<F13> In 2004, 2003, 2002 and 2001, net investment loss per share was calculated using average shares outstanding. In 2000, net investment loss per share was calculated using ending balances prior to consideration of adjustments for book and tax differences.


                           BRANDYWINE BLUE FUND, INC.


                                                                                  YEARS ENDED SEPTEMBER 30,
                                                               ----------------------------------------------------------------
                                                               2004           2003           2002           2001           2000
                                                               ----           ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                            $21.40         $18.30         $21.31         $37.39         $29.46

Income from investment operations:
   Net investment loss(1)<F14>                                 (0.08)         (0.08)         (0.05)         (0.05)         (0.21)
   Net realized and unrealized
     gains (losses) on investments                              3.89           3.18          (2.96)         (5.32)         10.32
                                                              ------         ------         ------         ------         ------
Total from investment operations                                3.81           3.10          (3.01)         (5.37)         10.11

Less distributions:
   Dividend from net investment income                            --             --             --             --             --
   Distributions from net realized gains                          --             --             --         (10.71)         (2.18)
                                                              ------         ------         ------         ------         ------
Total from distributions                                          --             --             --         (10.71)         (2.18)
                                                              ------         ------         ------         ------         ------
Net asset value, end of year                                  $25.21         $21.40         $18.30         $21.31         $37.39
                                                              ------         ------         ------         ------         ------
                                                              ------         ------         ------         ------         ------
TOTAL RETURN                                                   17.80%         16.94%        (14.12%)       (19.92%)        35.53%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in 000's $)                      531,516        312,726        217,738        271,947        407,839
   Ratio of expenses to average net assets                      1.13%          1.14%          1.13%          1.09%          1.07%
   Ratio of net investment loss to average net assets          (0.32%)        (0.41%)        (0.26%)        (0.18%)        (0.56%)
   Portfolio turnover rate                                     247.4%         300.0%         310.7%         274.5%         245.7%



(1)<F14> In 2004, 2003, 2002 and 2001, net investment loss per share was calculated using average shares outstanding. In 2000, net investment loss per share was calculated using ending balances prior to consideration of adjustments for book and tax differences.


                        BRANDYWINE FUNDS PRIVACY POLICY

Your privacy is important to all of us at the Brandywine Funds.
We do not sell your or former shareholders' nonpublic personal information to anyone.

1. We collect nonpublic personal information about you from what we receive on applications or other forms and from your transactions with us.

2. We may disclose your nonpublic personal information to unaffiliated third parties (such as the Funds' transfer agent) to assist us in providing services to you; to governmental authorities in response to inquiries; or as otherwise permitted by law.

3. We restrict access to your nonpublic personal information to those employees who need to know that information in order to serve you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

                  HOUSEHOLD DELIVERY OF SHAREHOLDER DOCUMENTS

Only one Prospectus, Annual and Semiannual Report will be sent to shareholders with the same last name and address on their Brandywine accounts, unless you request multiple copies. If you would like to receive separate copies, please call us at 1-800-656-3017 or 1-414-765-4124. We will begin sending your additional copies free of charge within 30 days. IF YOUR SHARES ARE HELD THROUGH A FINANCIAL INSTITUTION, PLEASE CONTACT THEM DIRECTLY.

                              THE BRANDYWINE FUNDS

                          (THE BRANDYWINE FUNDS LOGO)

                              The Brandywine Funds
                               3711 Kennett Pike
                                 P.O. Box 4166
                           Greenville, Delaware 19807
                           E-mail: bfunds@friess.com
                    Website: http://www.brandywinefunds.com
                        1-800-656-3017 or 1-414-765-4124

To learn more about the Brandywine Funds, you may want to read the Statement of Additional Information ("SAI") which contains additional information about the Funds. The Brandywine Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

You also may learn more about Brandywine Funds' investments by reading the Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of each Fund during the fiscal year.

The SAI and the Funds' annual and semi-annual reports are available, without charge, by calling 1-800-656-3017 or 1-414-765-4124 or by writing to:

  The Brandywine Funds
  3711 Kennett Pike
  P.O. Box 4166
  Greenville, Delaware 19807

Prospective investors and shareholders who have questions about Brandywine Funds may also call the above numbers or write to the above address.

The general public can review and copy information about Brandywine Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about Brandywine Funds are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

  Public Reference Section
  Securities and Exchange Commission
  Washington, D.C. 20549-0102


Please refer to Brandywine Funds Investment Company Act File No. 811-04447 for Brandywine Fund and No. 811-06221 for Brandywine Blue Fund when seeking information about the Funds from the Securities and Exchange Commission.

STATEMENT OF ADDITIONAL INFORMATION
for Brandywine Fund and Brandywine Blue Fund                    January 31, 2005



                                BRANDYWINE FUNDS



                  This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of the Brandywine Funds dated January 31, 2005. Requests for copies of the prospectus should be made in writing to the Brandywine Funds, P.O. Box 4166, Greenville, Delaware, 19807,
Email:  bfunds@friess.com  or  Website:  www.brandywinefunds.com,  or by calling
(800) 656-3017.

                  The following financial statements are incorporated by reference to the Annual Report, dated September 30, 2004, of Brandywine Fund, Inc. (File No. 811-04447) and Brandywine Blue Fund, Inc. (File No. 811-06221), as filed with the Securities and Exchange Commission on Form N-CSR on October 28, 2004:


                              Brandywine Fund, Inc.


              Statement of Net Assets
              Statement of Operations
              Statements of Changes in Net Assets
              Financial Highlights
              Notes to Financial Statements (combined)
              Report of Independent Registered Public Accounting Firm (combined)



                           Brandywine Blue Fund, Inc.


              Statement of Net Assets
              Statement of Operations
              Statements of Changes in Net Assets
              Financial Highlights
              Notes to Financial Statements (combined)
              Report of Independent Registered Public Accounting Firm (combined)



                  Stockholders may obtain a copy of the Annual Report, without charge, by calling (800) 656-3017.

                              BRANDYWINE FUND, INC.
                           BRANDYWINE BLUE FUND, INC.
                                3711 Kennett Pike
                           Greenville, Delaware 19807

                                BRANDYWINE FUNDS

                                Table of Contents
                                -----------------

                                                                        Page No.
                                                                        --------

GENERAL INFORMATION AND HISTORY.............................................1

INVESTMENT RESTRICTIONS.....................................................1

INVESTMENT CONSIDERATIONS...................................................3


DISCLOSURE OF PORTFOLIO HOLDINGS............................................4

DIRECTORS AND OFFICERS OF THE COMPANIES.....................................6

PRINCIPAL STOCKHOLDERS.....................................................17

INVESTMENT ADVISER AND SUB-ADVISER.........................................18

SERVICE AGREEMENTS.........................................................21

DETERMINATION OF NET ASSET VALUE...........................................22

PURCHASE OF SHARES.........................................................23

REDEMPTION OF SHARES.......................................................23

SYSTEMATIC WITHDRAWAL PLAN.................................................23

ALLOCATION OF PORTFOLIO BROKERAGE..........................................24

CUSTODIAN..................................................................26

TAXES......................................................................26

STOCKHOLDER MEETINGS.......................................................27

CAPITAL STRUCTURE..........................................................29

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..............................29

DESCRIPTION OF SECURITIES RATINGS..........................................29


                  No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated January 31, 2005 and, if given or made, such information or representations may not be relied upon as having been authorized by the Brandywine Funds.


                  This Statement of Additional Information does not constitute an offer to sell securities.

                         GENERAL INFORMATION AND HISTORY

                  Brandywine Fund, Inc. and Brandywine Blue Fund, Inc. (each a "Company" and collectively the "Companies") are open-end, diversified management companies registered under the Investment Company Act of 1940 (the "Act"). The Companies are Maryland corporations. Brandywine Fund, Inc. was incorporated on October 9, 1985 and Brandywine Blue Fund, Inc. was incorporated on November 13, 1990. Brandywine Fund, Inc. consists of one series, Brandywine Fund. Brandywine Blue Fund, Inc. consists of two series, Brandywine Blue Fund and Brandywine Advisors Fund. This Statement of Additional Information provides information regarding Brandywine Fund and Brandywine Blue Fund, but not Brandywine Advisors Fund. (Brandywine Fund and Brandywine Blue Fund are sometimes hereinafter individually referred to as a "Fund" and collectively as the "Funds").

                             INVESTMENT RESTRICTIONS

                  Each of the Funds has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of that Fund's shares present or represented at a stockholder's meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of that Fund.

                  1.  Neither   Fund  will   purchase   securities   on  margin,
participate in a joint-trading account, sell securities short, or write or invest in put or call options.

                  2. Brandywine Blue Fund will not purchase warrants. Brandywine Fund's investments in warrants, valued at the lower of cost or market, will not exceed 5% of the value of the Fund's net assets and of such 5% not more than 2% of the Fund's net assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchanges.

                  3. Neither Fund will borrow money or issue senior securities, except for temporary bank borrowings for emergency or extraordinary purposes (but not for the purpose of purchase of investments) and then only in an amount not in excess of 5% of the value of its net assets, and neither Fund will pledge any of its assets except to secure borrowings and then only to an extent not greater than 10% of the value of such Fund's net assets. Neither Fund will purchase securities while it has any outstanding borrowings.

                  4. Neither Fund will lend money (except by purchasing publicly distributed debt securities or entering into repurchase agreements provided that repurchase agreements maturing in more than seven days plus all other illiquid securities do not exceed 10% of such Fund's total assets) and neither Fund will lend its portfolio securities.

                  5. Neither Fund will purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the stockholders of such Fund or (b) securities of registered closed-end investment companies on the open market where no commission or profit results, other than the usual and customary broker's commission and where as a result of such purchase such Fund would hold less than 3% of any class of securities, including voting securities, of any registered closed-end investment company and less than 5% of such Fund's assets, taken at current value, would be invested in securities of registered closed-end investment companies.

                  6. Neither Fund will make investments for the purpose of exercising control or management of any company.

                  7. Each Fund will limit its purchases of securities of any issuer (other than the United States or an instrumentality of the United States) in such a manner that it will satisfy at all times the requirements of Section 5(b)(1) of the Act (i.e., that at least 75% of the value of its total assets is represented by cash and cash items (including receivables), U.S. Government Securities, securities of other investment companies, and other securities for the purpose of the foregoing limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of such Fund and to not more than 10% of the outstanding voting securities of such issuer.)

                  8. Neither Fund will concentrate 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. Government securities, in securities issued by companies engaged in the same industry.

                  9. Neither Fund will acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Companies or an officer, director or other affiliated person of the Funds' investment adviser.

                  10. Neither Fund will acquire or retain any security issued by a company if any of the directors or officers of the Companies, or directors, officers or other affiliated persons of the Funds' investment adviser beneficially own more than 1/2% of such company's securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.

                  11. Neither Fund will act as an underwriter or distributor of securities other than of its shares and neither Fund will purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended.


                  12. Neither Fund will purchase any interest in any oil, gas or any other mineral exploration or development program.

                  13. Neither Fund will purchase or sell real estate or real estate mortgage loans. (This prohibition shall include limited partnership interests of limited partnerships investing in real estate, but shall not include readily marketable investments in real estate investment trusts or readily marketable securities of companies investing in real estate.)

                  14.  Neither  Fund  will  purchase  or  sell   commodities  or
commodities contracts, including futures contracts.

                  The following investment limitation is not fundamental and may be changed without stockholder approval.

                  1. Neither Fund will invest in securities of unseasoned issuers, including their predecessors, which have been in operation for less than 3 years, or equity securities of issuers which are not readily marketable, if by reason thereof the value of its aggregate investment in such securities would exceed 5% of its total assets.

                  Unless specifically stated in an investment restriction, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from changes in value of a Fund's assets will not constitute a violation of that restriction.

                            INVESTMENT CONSIDERATIONS

                  Each of the Funds invests mainly in common stocks of U.S. companies. However when the Funds' investment adviser believes that securities other than common stocks offer opportunity for long-term capital appreciation, each Fund may invest up to 30% of its net assets in publicly distributed debt securities, preferred stocks, particularly those which are convertible into or carry rights to acquire common stocks, and warrants (Brandywine Fund only). (Neither Fund currently intends to invest more than 10% of its net assets in any of publicly distributed debt securities, preferred stocks or warrants.) Investments in publicly distributed debt securities and nonconvertible preferred stocks offer an opportunity for growth of capital during periods of declining interest rates, when the market value of such securities in general increases. Each Fund will limit its investments in publicly distributed debt securities to those which have been assigned one of the three highest ratings of either Standard & Poor's Corporation (AAA, AA and A) or Moody's Investors Service, Inc. (Aaa, Aa and A). In the event a publicly distributed debt security is downgraded after investment, a Fund may retain such security unless it is rated less than investment grade (i.e., less than BBB by Standard & Poor's Corporation or Baa by Moody's Investors Service, Inc.). If it is downgraded below investment grade, the Fund will promptly dispose of such publicly distributed debt security. A description of the foregoing ratings is set forth in "Description of Securities Ratings."

                  The Funds may invest in securities of foreign issuers or in American Depository Receipts of such issuers. Such investments may involve risks which are in addition to the usual risks inherent in domestic investments. The value of a Fund's foreign investments may be significantly affected by changes in currency exchange rates and the Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce a Fund's income without providing a tax credit for the Fund's stockholders. Although the Funds intend to invest in securities of foreign issuers domiciled in nations which the Funds' investment adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.

                  The money market instruments in which the Funds invest include conservative fixed-income securities, such as U.S. Treasury Bills, certificates of deposit of U.S. banks (provided that the bank has capital, surplus and undivided profits, as of the date of its most recently published annual financial statements, with a value in excess of $100,000,000 at the date of investment), commercial paper rated A-1 by Standard & Poor's Corporation or Prime-1 by

Moody's Investors Service, Inc., commercial paper master notes and repurchase agreements. Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs. They permit a series of short-term borrowings under a single note. Borrowings under commercial paper master notes are payable in whole or in part at any time upon demand, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change. There is no secondary market for commercial paper master notes. The Funds' investment adviser will monitor the creditworthiness of the issuers of the commercial paper master notes while any borrowings are outstanding.

                  Repurchase agreements are agreements under which the seller of a security agrees at the time of sale to repurchase the security at an agreed time and price. Neither Fund will enter into repurchase agreements with entities other than banks nor invest over 5% of its net assets in repurchase agreements with maturities of more than seven days. If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund will look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.


                        DISCLOSURE OF PORTFOLIO HOLDINGS

                  Fund Service Providers - Fund Administrator, Independent Registered Public Accounting Firm and Custodian. The Funds have entered into arrangements with certain third party service providers for services that require these groups to have access to the Funds' portfolios on a daily basis. For example, the Funds' administrator is responsible for maintaining the accounting records of the Funds, which includes maintaining a current portfolio of each Fund. The Funds also undergo an annual audit which requires the Funds' independent auditor to review each Fund's portfolio. In addition to the Funds' administrator, the Funds' custodian also maintains an up-to-date list of each Fund's holdings. Each of these parties is contractually and/or ethically prohibited from sharing the Funds' portfolios unless specifically authorized by the Funds.

                  Rating and Ranking Organizations. The Funds may provide their entire portfolios to rating and ranking organizations that have been approved by the Funds' management. These organizations currently include:

                        US Bancorp Fund Services, LLC
                        Morningstar, Inc.
                        Lipper, Inc.
                        Standard & Poor's Ratings Group
                        Bloomberg L.P.
                        Thomson Financial Research
                        Vickers Stock Research
                        AON Investment Consulting (Brandywine Fund only) R.V. Kuhns & Associates (Brandywine Fund only)

                        Prime Buchholz & Associates, Inc. (Brandywine Fund only) Evaluation Associates (Brandywine Fund only)

                  The Funds' management has determined that these organizations provide investors with a valuable service and, therefore, are willing to provide them with portfolio information. The Funds may not pay these organizations or receive any compensation from them for providing this information.

                  The  Funds  may  provide   portfolio   information   to  these
organizations on either a monthly or quarterly basis but not until such information is at least 10 business days old.

                  Public   Disclosure.   The   Funds'   quarterly   reports   to
shareholders, containing quarter-end portfolio holdings, are distributed to shareholders approximately 10-15 days after the end of each calendar quarter.

                     DIRECTORS AND OFFICERS OF THE COMPANIES

                  As Maryland corporations, the business and affairs of each Company are managed by its officers under the direction of its Board of Directors. The same persons currently serve as directors and officers of both
Brandywine Fund, Inc. and Brandywine Blue Fund, Inc. The name, address, principal occupations during the past five years, other public company and registered investment company directorships and other information with respect to each of the directors and officers of the Companies are as follows:




                                                                                                        Number of
                                                                                                        Portfolios
                                                                                                         in the
                            Position(s)   Term of Office and                                           Fund Complex
                             Held with      Length of Time       Principal Occupation(s)                 Overseen         Other
                             the Funds          Served            During Past 5 Years                  by Director1   Directorships

"Disinterested Persons"


Robert F. Birch             Director        Indefinite, until    Mr. Birch has been the President            3       Hyperion Funds;
Age:  68                                    successor elected    and a Director of the New America High                New American
Address:                                                         Income Fund, a high yield bond fund                   High Income
8 Knollwood Drive                           Since 2001           traded on the New York Stock Exchange,                   Fund
Dover, MA  02030                                                 since 1992.

C. Quentin S. Jackson       Director        Indefinite, until    Mr. Jackson is President and Chief          3            None
Age:  61                    (Lead           successor elected    Executive Officer of Nuclear Electric
Address:                    Independent                          Insurance Ltd., a multi-billion dollar
c/o Nuclear Electric        Director)       Since 2001           company mutually owned by energy
Insurance Ltd                                                    companies to provide property and
1201 Market Street                                               accidental outage insurance to all
Suite 1200                                                       operating nuclear power stations in
Wilmington, DE  19801                                            the United States and some overseas.
                                                                 He has been with Nuclear Electric
                                                                 since 1980.






                                                                                                        Number of
                                                                                                        Portfolios
                                                                                                         in the
                            Position(s)   Term of Office and                                           Fund Complex
                             Held with      Length of Time       Principal Occupation(s)                 Overseen         Other
                             the Funds          Served            During Past 5 Years                  by Director1   Directorships

"Disinterested Persons"


Stuart A. McFarland         Director        Indefinite, until    Mr. McFarland is a Managing Partner at      3        NCRIC Group,
Age:  57                    (Chairman of    successor elected    Federal City Capital Advisors, LLC, a                 Inc. and
Address:                    the Audit                            merchant banking firm. From 1999 until                Newcastle
c/o Federal City Capital    Committee)      Since 2001           2002, he served as President and Chief                Investment
Advisors, LLC                                                    Executive of Pedestal Inc., an                       Corporation
3000 K Street NW, Suite 125                                      internet based secondary mortgage
Washington, DC  20007                                            market trading platform based in
                                                                 Washington, DC.  Mr. McFarland also
                                                                 served as Chief Financial Officer of
                                                                 Fannie Mae and an officer of G.E.
                                                                 Capital.

W. Richard Scarlett III     Director        Indefinite, until    Mr. Scarlett is Chairman and Chief          3           United
Age:  65                                    successor elected    Executive Officer of United                         Bancorporation
Address:                                                         Bancorporation of Wyoming, Inc., a                 of Wyoming, Inc.
c/o United Bancorporation                   Since 2001           private bank holding company, having
of Wyoming, Inc.                                                 been with such firm since 1981.
50 Buffalo Way
Jackson, WY  83001

Marvin N. Schoenhals        Director        Indefinite, until    Mr. Schoenhals is Chairman and              3       WSFS Financial
Age:  57                                    successor elected    President of WSFS Financial                          Corporation
Address:                                                         Corporation, a bank holding company.
c/o WSFS Corporation                        Since 1998
838 Market Street
Wilmington, DE  19801

James W. Zug                Director        Indefinite, until    Mr. Zug is a retired Partner of             3           Amkor
Age:  64                                    successor elected    PricewaterhouseCoopers LLP.  He was                Technology, Inc.
Address:                                                         employed with PricewaterhouseCoopers                 and Teleflex
5 Radnor Corporate Center                   Since 2001           and its predecessors from 1964 until                 Incorporated
Suite 520                                                        2000.
100 Matsonford Road
Radnor, PA  19087



---------------


(1) Brandywine Blue Fund, Brandywine Advisors Fund and Brandywine Fund, Inc. are the only Funds in the Fund Complex.




                                                                                                        Number of
                                                                                                        Portfolios
                                                                                                         in the
                            Position(s)   Term of Office and                                           Fund Complex
                             Held with      Length of Time       Principal Occupation(s)                 Overseen         Other
                             the Funds          Served            During Past 5 Years                  by Director1   Directorships

"Interested Persons" (as defined in the Act)2


William F. D'Alonzo         Director and    Director:            Mr. D'Alonzo joined Friess Associates,      3            None
Age:  50                    President                            LLC  in 1981 as part of the research
Address:                                    Indefinite, until    team.  He became Chief Investment
c/o Friess Associates, LLC                  successor elected    Officer of Friess Associates, LLC and
3711 Kennett Pike                                                Friess Associates of Delaware, LLC,
Greenville, DE  19807                       Since 2001           an affiliate of Friess Associates, LLC
                                                                 (the "Friess Companies") in 1997.  Mr.
                                            Officer:             D'Alonzo became Chief Executive
                                                                 Officer of the Friess Companies in
                                            1 year term          2002.  Friess Associates, LLC and its
                                                                 predecessor have been the investment
                                            Vice President       adviser for each of the Funds since
                                            from 1990-2003       each Fund's inception.  Friess
                                                                 Associates of  Delaware, LLC is the
                                            President since      sub-adviser for each Fund.
                                            2003

Foster S. Friess            Director and    Director:            Mr. Friess founded Friess Associates,       3            None
Age:  64                    Chairman                             LLC in 1974 with his wife, Lynnette E.
Address:                                    Indefinite, until    Friess, and created the Brandywine
c/o Friess Associates, LLC                  successor elected    Funds, serving as Chairman of the
115 East Snow King Avenue                                        Board since Brandywine's inception in
Jackson, WY  83001                          Since 1990           1985.  He currently serves as Chairman
                                                                 of the Friess Companies.  Friess
                                            Officer:             Associates, LLC and its predecessor
                                                                 have been the investment adviser for
                                            1 year term          each of the Funds since each Fund's
                                                                 inception. Friess Associates of
                                                                 Delaware, LLC is the sub-adviser for
                                            President and        each Fund.
                                            Treasurer from
                                            1990-2003


                                            Chairman since
                                            2003






                                                                                                        Number of
                                                                                                        Portfolios
                                                                                                         in the
                            Position(s)   Term of Office and                                           Fund Complex
                             Held with      Length of Time       Principal Occupation(s)                 Overseen         Other
                             the Funds          Served            During Past 5 Years                  by Director1   Directorships

"Interested Persons" (as defined in the Act)2


Lynda J. Campbell           Vice President  1 year term          Ms. Campbell joined Friess Associates,      N/A          N/A
Age:  59                    and Secretary                        LLC, the investment adviser to each
Address:                                    Vice President       Fund, in  1985, the year of Brandywine
c/o Friess Associates, LLC                  since 1998;          Fund's  inception.  She is currently
3711 Kennett Pike                           Secretary since      Chief  Administrative Officer of the
Greenville, DE  19807                       1990                 Friess Companies.

Christopher G. Long         Vice President  1 year term          Mr. Long has been with Friess               N/A          N/A
Age:  38                    and Treasurer                        Associates, LLC, the investment
Address:                                    Vice President       adviser to each Fund, for the past
c/o Friess Associates, LLC                  since 2002           seven years,  most recently as Chief
3711 Kennett Pike                                                Operating  Officer of the Friess
Greenville, DE  19807                       Treasurer since      Companies.
                                            2003

David D. Marky              Vice President  1 year term as       Mr. Marky joined Friess Associates,         N/A          N/A
Age:  39                    and Chief       Vice President and   LLC, the investment adviser to each
Address:                    Compliance      at the discretion    Fund, in July of 2000.  He is currently
c/o Friess Associates, LLC  Officer         of the Board as      the Compliance Director of the Friess
3711 Kennett Pike                           Chief Compliance     Companies and the chief compliance
Greenville, DE  19807                       Officer              officer of the Funds.  Prior to joining
                                                                 Friess Associates, LLC, Mr. Marky was
                                            Vice President       employed by PFPC, a wholly owned
                                            since 2002           subsidiary of PNC Bank N.A., as
                                                                 Director of Fund Accounting and
                                            Chief Compliance     Administration.  He was with PFPC for
                                            Officer since 2004   thirteen years.






                                                                                                        Number of
                                                                                                        Portfolios
                                                                                                         in the
                            Position(s)   Term of Office and                                           Fund Complex
                             Held with      Length of Time       Principal Occupation(s)                 Overseen         Other
                             the Funds          Served            During Past 5 Years                  by Director1   Directorships

"Interested Persons" (as defined in the Act)2


Paul R. Robinson            Vice President  1 year term          Mr. Robinson has been a consultant to       N/A          N/A
Age:  81                                                         Friess Associates, LLC, the investment
Address:                                    Since 1990           adviser to each Fund, since June 1985.
c/o Friess Associates, LLC
3711 Kennett Pike
Greenville, DE  19807



---------------


(1) Brandywine Blue Fund, Brandywine Advisors Fund and Brandywine Fund, Inc. are the only Funds in the Fund Complex.
(2) All of the officers of the Company and employees of the Friess Companies are "interested persons" of the Company (as defined in the Act).

                  Each of the  Companies'  Boards of  Directors  has  created an audit committee whose members consist of Messrs. Birch, McFarland and Schoenhals. The primary functions of the audit committee are to recommend to the Companies' Boards of Directors the independent auditors to be retained to perform the annual audit of the Funds, to review the results of the audit, to review the Funds' internal controls and to review certain other matters relating to the Funds' auditors and financial records. The Companies' Boards of Directors have no other committees. The audit committee met twice during the fiscal year ended September 30, 2004.


                  The standard method of compensating directors of the Companies is for Brandywine Fund, Brandywine Blue Fund and Brandywine Advisors Fund to pay each disinterested director a fee of $20,000, $5,000 and $2,500, respectively. The lead independent director is paid an additional $5,000 annually, divided proportionally among the Funds. The chairman of the audit committee is paid an additional $2,500 annually, divided proportionately among the Funds. All of the directors have elected to defer the receipt of all of the compensation they earn as directors. Amounts deferred increase or decrease in value as if they had been invested in shares of the applicable Fund. The Companies also may reimburse directors for travel expenses incurred in order to attend meetings of the Board of Directors.

                  The tables below sets forth the compensation paid by the Brandywine Fund and Brandywine Blue Fund to each of the directors of the Companies during the fiscal year ended September 30, 2004:


                               COMPENSATION TABLE
                                 BRANDYWINE FUND


                                                            Pension or
                                                            Retirement                                    Total
                                                         Benefits Accrued                             Compensation
                                         Aggregate              As           Estimated Annual         From Fund and
                                       Compensation        Part of Fund        Benefits Upon       Fund Complex(1) (2)
          Name of Person               From Fund(1)          Expenses           Retirement          Paid to Directors

"Disinterested Persons"

Robert F. Birch(3)                        $20,000               $0                  $0                   $27,500


C. Quentin S. Jackson(3)                  $22,727               $0                  $0                   $31,250


Stuart A. McFarland(3)                    $20,000               $0                  $0                   $27,500

W. Richard Scarlett III(3)                $20,000               $0                  $0                   $27,500


Marvin N. Schoenhals(3)                   $20,909               $0                  $0                   $28,750


James W. Zug                              $20,000               $0                  $0                   $27,500

"Interested Persons" (as defined in the Act)

William F. D'Alonzo                         $0                  $0                  $0                     $0

Foster S. Friess                            $0                  $0                  $0                     $0



---------------
(1)  Includes amounts deferred at the election of the director.
(2) Brandywine Fund, Brandywine Blue Fund and Brandywine Advisors Fund are the only Funds in the Fund Complex.
(3) At September 30, 2004 the total amount of deferred compensation payable to each of Messrs. Birch, McFarland and Scarlett was $65,217, to Mr. Jackson was $67,888, to Mr. Schoenhals was $113,719 and to Mr. Zug was $44,344.

                               COMPENSATION TABLE
                              BRANDYWINE BLUE FUND



                                                            Pension or
                                                            Retirement                                    Total
                                                         Benefits Accrued                             Compensation
                                         Aggregate              As           Estimated Annual         From Fund and
                                       Compensation        Part of Fund        Benefits Upon       Fund Complex(1) (2)
          Name of Person               From Fund(1)          Expenses           Retirement          Paid to Directors

"Disinterested Persons"

Robert F. Birch(3)                        $5,000                $0                  $0                   $27,500


C. Quentin S. Jackson(3)                  $5,682                $0                  $0                   $31,250


Stuart A. McFarland(3)                    $5,000                $0                  $0                   $27,500

W. Richard Scarlett III(3)                $5,000                $0                  $0                   $27,500


Marvin N. Schoenhals(3)                   $5,227                $0                  $0                   $28,750


James W. Zug                              $5,000                $0                  $0                   $27,500

"Interested Persons" (as defined in the Act)

William F. D'Alonzo                         $0                  $0                  $0                     $0

Foster S. Friess                            $0                  $0                  $0                     $0



---------------
(1)  Includes amounts deferred at the election of the director.
(2) Brandywine Fund, Brandywine Blue Fund and Brandywine Advisors Fund are the only Funds in the Fund Complex.
(3) At September 30, 2004 the total amount of deferred compensation payable to each of Messrs. Birch, Jackson, McFarland and Scarlett was $17,273, to Mr. Jackson was $17,951, to Mr. Schoenhals was $30,808 and to Mr. Zug was $11,429.

                  The following table sets forth the dollar range of equity securities beneficially owned by each director in Brandywine Fund and Brandywine Blue Fund as of December 31, 2003 (the dollar range does not include deferred compensation payable to the director, the amount of which increases or decreases in value as if invested in shares of the applicable Fund), which is also the valuation date:




                                                                             Aggregate Dollar Range of Equity
                                                     Dollar Range of           Securities in All Registered
                               Dollar Range of      Equity Securities        Investment Companies Overseen by
           Name               Equity Securities       in Brandywine               Director in Family of
        of Director          in Brandywine Fund         Blue Fund                 Investment Companies(1)

"Disinterested Persons"

Robert F. Birch                 Over $100,000        $50,001-$100,000                  Over $100,000

C. Quentin S. Jackson          $10,001-$50,000       $10,001-$50,000                 $50,001-$100,000

Stuart A. McFarland            $10,001-$50,000       $10,001-$50,000                 $10,001-$50,000

W. Richard Scarlett III        $10,001-$50,000             None                       $10,001-$50,000

Marvin N. Schoenhals          $50,001-$100,000             None                      $50,001-$100,000

James W. Zug                   $10,001-$50,000             None                       $10,001-$50,000

"Interested Persons" (as defined in the Act)

William F. D'Alonzo             Over $100,000     Over $100,000                        Over $100,000

Foster S. Friess                Over $100,000     Over $100,000                        Over $100,000


----------------
(1) Brandywine Fund, Brandywine Blue Fund and Brandywine Advisors Fund are the only funds in the fund complex.



                  The Companies and Friess Associates, LLC, the Funds' investment adviser, have adopted a code ofethics pursuant to Rule 17j-1 under the Act. The code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by a Fund. The code of ethics prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund. While the code of ethics permits access persons of the Friess Companies to purchase and redeem shares of the Funds, it requires that such transactions be approved in advance by the Friess Companies Compliance Department, and prohibits a purchase within ten business days of a redemption and a redemption within ten business days of a purchase.


                  The Funds vote proxies in accordance with their proxy voting policy. The Friess Companies employ Institutional Shareholder Services, Inc. to assist it in voting proxies for the Funds. When the Funds vote proxies they generally follow the so-called "Wall Street Rule"

(namely, they vote as management recommends or sell the stock prior to the meeting). The Friess Companies believes that following the "Wall Street Rule" is usually consistent with the economic best interests of the Funds. Consistent with its duty of care, the Friess Companies monitor proxy proposals just as it monitors other corporate events affecting the companies in which the Funds invest.

                  In the event that a vote presents a conflict of interest between the interests of the Funds and the Friess Companies, the Friess Companies will defer to the recommendations of ISS. A brief description of the recommendations of ISS is set forth below.


                  The ISS proxy voting guidelines generally call for voting FOR

          o    Proposals to ratify auditors

          o Proposals to repeal classified boards and to elect all directors annually

          o Proposals asking that a majority or more of directors be independent

          o Proposals asking that audit, compensation and/or nominating committees be composed exclusively of independent directors

          o Proposals to allow or make easier shareholder action by written consent

          o Proposals that remove restrictions on the right of shareholders to act independently of management

          o    Proposals to lower supermajority vote requirements

          o    Proposals to adopt confidential voting

          o Proposals asking a company to submit its poison pill for shareholder ratification

                  The ISS proxy voting guidelines generally call for voting AGAINST

          o    Proposals to classify the board of directors

          o Proposals to restrict or prohibit shareholder ability to take action by written consent

          o Proposals to restrict or prohibit shareholder ability to call special meetings

          o    Proposals to require a supermajority vote

          o    Proposals to eliminate cumulative voting

                  The ISS proxy voting guidelines generally call for voting on a CASE-BY-CASE basis on

          o Proposals to elect directors in uncontested elections (ISS considers independence, attendance, long-term company performance and a number of other factors)

          o Proposals requiring that the positions of chairman and chief executive officer be held by different persons. (ISS looks to see if the company has governance structures in place that counterbalance a combined position)

          o    Proposals  to  elect   directors  in  contested   elections  (ISS
               evaluates each side's qualifications, track record and proposals)

          o    Proposals to redeem or ratify a poison pill

          o    Proposals  for a merger  or other  corporate  restructuring  (ISS
               considers  pricing,   strategic  rationale  and  the  negotiating
               process)

          o Proposals for reincorporation (ISS considers both financial and corporate governance concerns)

          o Proposals to increase authorized common stock and to create dual class common stock (ISS considers the financial and voting implications)

          o Proposals to approve compensation plans (ISS considers a number of factors that primarily focus on the level of transfer of shareholder wealth and voting power dilution)


                  Information on how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at the Funds' website at http://www.brandywinefunds.com or the website of the Securities and Exchange Commission at http://www.sec.gov.

                             PRINCIPAL STOCKHOLDERS


                  Set forth below are the names and addresses of all holders of each Fund's shares who as of October 31, 2004 owned more than 5% of such Fund's then outstanding shares, as well as the number of shares of each Fund beneficially owned by all officers and directors of the Company as a group.


                                 Brandywine Fund

                                                                  Amount of                       Percentage
        Name and Address of Beneficial Owner                Beneficial Ownership                  Ownership


National Financial Services Corp.*                               14,673,138                         10.01%
Church Street Station
P.O. Box 3908 New York, NY 10008

Charles Schwab & Co., Inc.*                                      13,919,083                         9.50%
101 Montgomery Street
San Francisco, CA  94104

Officers and directors as a group (12 persons)                    2,454,168                         1.67%




-----------------------------------------------------
* Owned of record only.


                              Brandywine Blue Fund


                                                                  Amount of                       Percentage
        Name and Address of Beneficial Owner                Beneficial Ownership                  Ownership


Charles Schwab & Co., Inc.*                                       2,735,913                         12.76%
101 Montgomery Street
San Francisco, CA  94104

MLPF&S Inc.*                                                      1,961,882                         9.15%
4800 Deer Lake Dr. E.
Jacksonville, FL 32246

Foster S. Friess and                                              1,652,808                         7.71%
Lynnette E. Friess**
P.O. Box 4166 Greenville, DE 19807

National Financial Services Corp.*                                1,235,165                         5.76%
Church Street Station
P.O. Box 3908 New York, NY 10008

Officers and directors as a group (12 persons)                    1,754,524                         8.18%




-----------------------------------------------------
* Owned of record only.
**1,629,818 shares (7.60%) were held as trustee.


                  Foster S. Friess and Lynnette E. Friess own a sufficient number of shares of Brandywine Blue Fund and Brandywine Advisors Fund to elect the entire Board of Directors of

Brandywine Blue Fund, Inc. and to approve any other matters for which shares of Brandywine Blue Fund and Brandywine Advisors Fund vote in the aggregate. Foster
S. Friess and Lynnette E. Friess do not own a sufficient number of shares to approve matters for which shares of Brandywine Blue Fund vote separately.


                  Other than the foregoing, the Funds were not aware of any person who, as of October 31, 2004, owned of record or beneficially 5% or more of the shares of either Fund.


                       INVESTMENT ADVISER AND SUB-ADVISER

                               Investment Adviser
                               ------------------


                  The investment adviser to the Funds is Friess Associates, LLC (formerly Friess Associates, Inc.) (the "Adviser"). Affiliated Managers Group, Inc. ("AMG") is the managing member of the Adviser. AMG, Boston, Massachusetts, is a publicly-traded asset management company, which holds equity interests in investment management firms. Each investment advisory agreement between a Fund and the Adviser (each an "Advisory Agreement", and, collectively, the "Advisory Agreements") allows the Adviser to delegate some or all of its responsibilities to one or more sub-advisers. Under the Advisory Agreements, the Adviser furnishes continuous investment advisory services and management to the Fund. The Adviser supervises and manages the investment portfolio of the Fund and, subject to such policies as the Board of Directors of the Company may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund's investment portfolio. For its services, each Fund pays the Adviser a monthly management fee at the annual rate of 1% of the daily net assets of such Fund. The Adviser at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of the Funds and pays the salaries and fees of all officers and directors of the Companies (except the fees paid to directors who are not interested persons of the Adviser).


                  During each of the last three fiscal years, the Funds paid the Adviser investment advisory fees as set forth below:

     Fund            Fiscal Year Ended September 30     Investment Advisory Fees


Brandywine Fund                   2004                        $37,003,798
                                  2003                        $31,476,934
                                  2002                        $39,211,019

Brandywine Blue Fund              2004                         $4,381,479
                                  2003                         $2,618,506
                                  2002                         $2,447,388

                  The Funds pay all of their expenses not assumed by the Adviser including, but not limited to, the costs of preparing and printing their registration statements required under the Securities Act of 1933 and the Act and any amendments thereto, the expense of registering their shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing stockholders, the cost of stock certificates, director and officer liability insurance, reports to stockholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions. During the fiscal years ended September 30, 2004, 2003 and 2002, such expenses included administrative services performed by the Adviser for which the Adviser was reimbursed by the Funds as set forth below:


     Fund         Fiscal Year Ended September 30   Administrative Reimbursements


Brandywine Fund              2004                           $3,625
                             2003                           $9,585
                             2002                           $6,325

Brandywine Blue Fund         2004                           $1,745
                             2003                           $4,140
                             2002                           $3,225


The Funds also pay the fees of directors who are not interested persons of the Companies, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of assets of the Funds, expenses of calculating the Funds' net asset values and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and stock transfer agents, including the cost of keeping all necessary stockholder records and accounts and handling any problems related thereto.


                  The  Adviser  has  undertaken  to  reimburse  each Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee but excluding interest, taxes, brokerage commissions and extraordinary items, exceed that percentage of the average net assets of such Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the Funds' shares are qualified for sale. As of the date hereof, no such state law provision was applicable to either Fund. Each Fund monitors its expense ratio at least on a monthly basis. If the accrued amount of the expenses of a Fund exceeds the applicable expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of such Fund's fiscal year if accrued expenses thereafter fall below this limit. Notwithstanding the most restrictive applicable expense limitation of state securities commissions described above, the Adviser has voluntarily agreed to reimburse each Fund for any such expenses incurred in excess of 2% of average net assets. No reimbursement was required during the fiscal years ended September 30, 2004, 2003 and 2002.


                  Each Advisory Agreement will remain in effect for an initial two-year term and indefinitely thereafter as long as its continuance is specifically approved at least annually, by (i) the Board of Directors of the applicable Company, or by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the applicable Company who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the applicable Company or by vote of a majority of the applicable Fund's stockholders, on sixty days written notice to the Adviser, and by the Adviser on the same notice to the applicable Fund and that it shall be automatically terminated if it is assigned.

                  Each Advisory Agreement provides that the Adviser shall not be liable to the applicable Fund or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. Each Advisory Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

                                   Sub-Adviser
                                   -----------

                  The sub-adviser to each Fund is Friess Associates of Delaware, LLC (the "Sub-Adviser"). AMG is the managing member of the Sub-Adviser. Pursuant to sub-advisory agreements between each Fund, the Adviser and the Sub-Adviser (the "Sub-Advisory Agreements"), the Sub-Adviser is responsible for managing the investment and reinvestment of each Fund's assets and will take such steps as may be necessary to implement its investment decisions to the extent such authority has been delegated to it by the Adviser. Under the Sub-Advisory Agreements, the Sub-Adviser, at its own expense and without reimbursement from the Companies or the Funds, shall furnish office space, and all necessary office facilities, equipment and executive personnel for performing the duties delegated to it. For its services to each Fund, the Adviser, not the Fund, pays the Sub-Adviser's fees.

                  Each Sub-Advisory Agreement will remain in effect for an initial two-year term and indefinitely thereafter as long as its continuance is specifically approved at least annually by (i) the Board of Directors of the applicable Company, or by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the applicable Company who are not interested parties to the Sub-Advisory Agreement or interested persons of the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each Sub-Advisory Agreement provides that it may be terminated at any time without payment of any penalty, by any party immediately upon written notice to the other parties in the event of a breach of any provision of the Sub-Advisory Agreement by the party so notified, or otherwise upon giving thirty days' written notice to the other parties, and that it shall be automatically terminated if it is assigned.

                  Each Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable to the applicable Fund or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. Each Sub-Advisory Agreement also provides that the Sub-Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

                  In approving each Advisory Agreement and each Sub-Advisory Agreement, the Companies' Boards of Directors considered a number of factors, including, but not limited to, the following:

          o the nature and quality of the services offered by the Adviser and the Sub-Adviser;

          o the reasonableness of the compensation payable to the Adviser and the Sub-Adviser;

          o    the  Adviser's  and  Sub-Adviser's   personnel,   operations  and
               financial condition;

          o the Adviser's portfolio management, monitoring and evaluation and the Funds' performance; and

          o    each Fund's expense ratio.


                  Based upon their respective reviews, the Companies' Boards concluded that it would be in the best interests of the Funds to continue each of the Advisory Agreements and Sub-Advisory Agreements. Key to this conclusion were the Companies' Boards' determination (a) that the investment methodologies of the Adviser and the Sub-Adviser fit well with each Fund's investment policies; (b) that the Adviser and the Sub-Adviser have the capabilities, resources and personnel necessary to manage the Funds effectively, and have done so; and (c) based on the services the Adviser and Sub-Adviser render under the Advisory Agreements and the Sub-Advisory Agreements, that the compensations payable to the Adviser and the Sub-Adviser is fair and reasonable.


                  The benefits derived by the Adviser and the Sub-Adviser from soft dollar arrangements are described under the caption "Allocation of Portfolio Brokerage."

                               SERVICE AGREEMENTS


                  Each Fund has entered into a Service Agreement with Fiduciary Management, Inc., 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202. Pursuant to such Service Agreements, Fiduciary Management, Inc. serves as the Funds' administrator and in this capacity is responsible for (a) calculating daily each Fund's net asset value, (b) recordkeeping and (c) preparing financial statements, excise tax returns and reports required by the Securities and Exchange Commission. For these services each Fund pays Fiduciary Management, Inc. a negotiated annual fee and varying fees for blue sky filing services. During each of the last three fiscal years, the Funds paid Fiduciary Management, Inc. fees pursuant to the Service Agreements as set forth below:

                                 Fiscal Year
         Fund                Ended September 30            Service Fees


Brandywine Fund                     2004                     $538,000
                                    2003                     $538,000
                                    2002                     $538,000

Brandywine Blue Fund                2004                     $135,000
                                    2003                     $135,000
                                    2002                     $135,000


Each Service Agreement may be terminated at any time by either the Fund or Fiduciary Management, Inc. upon 90 days written notice. Each Service Agreement provides that Fiduciary Management, Inc. shall not be liable to the Fund, the Adviser or any stockholders of the Fund for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. Fiduciary Management, Inc. performs similar services for other investment companies.


                        DETERMINATION OF NET ASSET VALUE


                  The net asset value of each Fund normally will be determined as of the close of trading on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange also may be closed on national days of mourning.


                  The net asset value (or "price") per share of each Fund is determined by dividing the total value of that Fund's investments and other assets less any liabilities, by the number of its outstanding shares. In calculating each Fund's net asset value, securities traded on any national stock exchange are valued on the basis of the last sale price on the date of valuation or, in the absence of any sale on that date, the most recent bid price. Securities traded on the Nasdaq National Market or the Nasdaq Smallcap Market are valued at the Nasdaq Official Closing Price or, in the absence of any sale on that date, the most recent bid price. Other securities are valued at the most recent bid price, if market quotations are readily available. Debt securities (other than short term instruments) are valued at the latest bid prices furnished by independent pricing services.

                  The Funds value most money market instruments they hold at their amortized cost. If market quotations are not available, the Funds will value securities at their fair value pursuant to procedures established by and under the supervision of the Board of Directors. The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Funds may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.


                               PURCHASE OF SHARES

                  The Funds have adopted procedures pursuant to Rule 17a-7 under the Act pursuant to which a Fund may effect a purchase and sale transaction with an affiliated person of that Fund (or an affiliated person of such an affiliated person) in which the Fund issues its shares in exchange for securities of a character which is a permitted investment for that Fund. For purposes of determining the number of shares of the Fund to be issued, the securities to be exchanged will be valued in accordance with the requirements of Rule 17a-7. No such transactions will be made with respect to any person in which an affiliated person of either Fund has a beneficial interest.

                              REDEMPTION OF SHARES

                  A stockholder's right to redeem shares of either Fund will be suspended and the stockholder's right to payment postponed for more than seven days for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension or (c) such emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the applicable Fund to dispose of such Fund's securities or to determine fairly the value of its net assets.

                           SYSTEMATIC WITHDRAWAL PLAN

                  A stockholder who owns shares of either Fund worth at least $25,000 at the current net asset value may, by completing an application which may be obtained from U.S. Bancorp Fund Services, LLC, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the stockholder at regular intervals. To establish the Systematic Withdrawal Plan, the stockholder deposits Fund shares with the applicable Fund and appoints it as agent to effect redemptions of Fund shares held in the account for the purpose of making withdrawal payments (not more frequently than monthly) of a fixed amount to the stockholder out of the account. Fund shares deposited by the stockholder in the account need not be endorsed or accompanied by a stock power if registered in the same name as the account; otherwise, a properly executed endorsement or stock power, obtained from any bank, broker-dealer or the Fund is required. The stockholder's signature should be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution.

                  There is no minimum withdrawal payment. These payments will be made from the proceeds of periodic redemption of shares in the account at net asset value. Redemptions will be made on or about the day selected by the stockholder of each month in which a withdrawal payment is to be made. Establishment of a Systematic Withdrawal Plan constitutes an election by the stockholder to reinvest in additional Fund shares, at net asset value, all income dividends and capital gains distributions payable by the Fund on shares held in such account, and shares so acquired will be added to such account. The stockholder may deposit additional Fund shares in his account at any time.

                  Withdrawal payments cannot be considered as yield or income on the stockholder's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of a Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the stockholder's account.


                  The stockholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying U.S. Bancorp Fund Services, LLC in writing. The stockholder also may vary the amount or frequency of withdrawal payments or temporarily discontinue them by notifying U.S. Bancorp Fund Services, LLC by telephone at (800) 656-3017 or (414) 765-4124. Shareholders should notify the transfer agent of any changes to their Systematic Withdrawal Plan at least five calendar days prior to the effective date. The transfer agent is unable to debit mutual fund or "pass through" accounts.


                        ALLOCATION OF PORTFOLIO BROKERAGE

                  Decisions to buy and sell securities for each Fund are made by the Adviser. In placing purchase and sale orders for portfolio securities for the Funds, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's financial strength and stability. The most favorable price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e. "markups" when the market maker sells a security and "markdowns" when the market maker buys a security). However, in many instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. While some brokers with whom a Fund effects portfolio transactions may recommend the purchase of either Fund's shares, the Adviser will not allocate portfolio brokerage on the basis of recommendations by the broker to purchase shares of the Funds.

                  In allocating brokerage business for the Funds, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts (or analysts of other firms retained by the broker) for consultation.

                  Entities or individuals providing these consulting services range from large full service brokerage firms to single person consultant firms. In return for these research services, the Adviser directs a portion of the Funds' brokerage to brokerage firms employing the persons providing the consulting services or to brokerage firms that contract with the individual or entity providing such services. The entities or individuals providing consulting services are compensated by their brokerage firms or by the brokerage firms with which they contract. They have no claims for, or rights to, compensation, employee benefits or other forms of remuneration from the Adviser. Individuals providing consulting services may or may not be registered broker-dealers or investment advisers themselves and may not be licensed investment adviser representatives or registered representatives. (For example, they may simply work for a full service brokerage firm.) They may be generalists providing advice about many industries, or specialists knowledgeable about a niche in a single industry. They may or may not provide consulting services to investment advisers other than the Adviser. The Adviser endeavors to build and maintain rapport with the individuals providing consulting services in order to more effectively serve the Adviser's clients. These individuals may be granted limited access to the Adviser's research database and a company-wide list of holdings (but not individual client portfolios) so that they are better prepared to render advice and to avoid duplication of investment research efforts.

                  While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreements. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Funds may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreements provide that the Adviser may cause a Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion.

                  During each of the last three fiscal years, the Funds paid brokerage commissions as follows:



                                                                              Transactions for which
                           Fiscal Year Ended             Brokerage             Brokerage Commissions
        Fund                 September 30             Commission Paid                Were Paid


Brandywine Fund                  2004                   $31,439,329               $18,903,299,116
                                 2003                   $30,556,697               $16,955,393,876
                                 2002                   $35,007,369               $19,176,644,304

Brandywine Blue Fund             2004                    $3,433,968               $3,448,888,155
                                 2003                    $2,249,475               $1,487,796,765
                                 2002                    $2,164,530               $1,371,279,269





Of the brokerage commissions paid by Brandywine Fund in the fiscal year ended September 30, 2004 all but $1,408,513 on transactions of $748,910,005 were paid to brokers who provided research services to the Adviser. Of the brokerage commissions paid by Brandywine Blue Fund in the fiscal year ended September 30, 2004 all but $104,563 on transactions of $121,065,367 were paid to brokers who provided research services to the Adviser.


                                    CUSTODIAN

                  U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, acts as custodian for the Funds. As such, U.S. Bank, N.A. holds all securities and cash of each Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Companies. U.S. Bank, N.A. does not exercise any supervisory function over the management of the Funds, the purchase and sale of securities or the payment of distributions to stockholders. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, an affiliate of U.S. Bank, N.A., acts as each Fund's transfer agent and dividend disbursing agent.

                                      TAXES

                  Each of the Funds intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund has so qualified in each of its fiscal years. If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Stockholders of a Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to stockholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund.

                  Each Fund intends to distribute substantially all of its net investment income and net capital gains each fiscal year. Dividends from each Fund's net investment income, including short-term capital gains, are taxable to stockholders as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), while distributions from each Fund's net realized long-term capital gains are taxable as long-term capital gains regardless of the stockholder's holding period for the shares. Distributions from the Funds are taxable to stockholders, whether received in cash or in additional Fund shares. A portion of the income distributions of the Funds may be eligible for the 70% dividends-received deduction for domestic corporate stockholders.


                  As of September 30, 2004, Brandywine Fund had $1,008,483,332 of net capital loss carryovers and Brandywine Blue Fund had $20,690,340 of net capital loss carryovers, which expire in varying amounts through 2011. To the extent that the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryover.


                  Any dividend or capital gains distribution paid shortly after a purchase of Fund shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the Fund shares immediately after a dividend or distribution is less than the cost of such shares to the stockholder, the dividend or distribution will be taxable to the stockholder even though it results in a return of capital to him or her.

                  Redemptions of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the stockholder received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

                  The Funds may be required to withhold Federal income tax at a rate of 28% ("backup withholding") from dividend payments and redemption proceeds if a stockholder fails to furnish the Funds with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

                  This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effects of such laws on an investor. Investors are urged to consult their own tax advisers for a complete review of the tax ramifications of an investment in the Fund.

                              STOCKHOLDER MEETINGS

                  The Maryland General Corporation Law permits registered investment companies, such as the Companies, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the Act. Each Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by stockholders under the Act.

                  Each Company's Bylaws also contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

                  With respect to each Company, upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Company shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director. Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to a Company's Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of such Company; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

                  If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

                  After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange
Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                CAPITAL STRUCTURE

                  Brandywine Fund, Inc. has authorized capital of 500,000,000 shares of common stock and Brandywine Blue Fund, Inc. has authorized capital of 200,000,000 shares of common stock, of which 100,000,000 shares have been allocated to Brandywine Blue Fund and 100,000,000 shares have been allocated to Brandywine Advisors Fund Each outstanding share entitles the holder to vote. Generally shares of Brandywine Blue Fund and Brandywine Advisors Fund are voted in the aggregate and not by each Fund, except where class voting by each Fund is required by Maryland law or the Act (e.g. change in investment policy or approval of an investment advisory agreement).

                  The shares of each of Brandywine Advisors Fund and Brandywine Blue Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of each Fund, together with all income, earnings and profits and proceeds thereof belong to that Fund and are charged with the liabilities in respect to that Fund and of that Fund's share of the general liabilities of Brandywine Blue Fund, Inc. in the proportion that the total net assets of each Fund bears to the total net assets of both Funds. The net asset value per share of each Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid to each Fund only out of lawfully available assets belonging to that Fund. In the event of liquidation or dissolution of Brandywine Blue Fund, Inc., the stockholders of each Fund will be entitled, out of the assets of Brandywine Blue Fund, Inc. available for distribution, to the assets belonging to each Fund.

                  All shares of Brandywine Fund participate equally in dividends and other distributions by such Fund and in the residual assets of such Fund in the event of liquidation.

                  Shares of each Fund have no preemptive, conversion, subscription or cumulative voting rights. Consequently, with respect to each of Brandywine Fund, Inc. and Brandywine Blue Fund, Inc., the holders of more than 50% of the shares voting for the election of directors can elect the entire Board of Directors, and in such event, the holders of the remaining shares voting will not be able to elect any person to the Board of Directors.

                  The shares of each Fund are redeemable and transferable. All shares issued and sold by the Funds will be fully paid and nonassessable. Fractional shares have the same rights proportionately as full shares.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                  PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, currently serves as the independent registered public accounting firm for each Fund. PricewaterhouseCoopers LLP is responsible for auditing the financial statements of the Funds.


                        DESCRIPTION OF SECURITIES RATINGS

                  The Funds may invest in publicly distributed debt securities assigned one of the three highest ratings of either Standard & Poor's
Corporation   ("Standard  &  Poor's")  or  Moody's

Investors Service, Inc. ("Moody's"). A brief description of the ratings symbols and their meanings follows.


                  Standard & Poor's Corporation Bond Ratings. A Standard & Poor's corporate debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.


                  The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

                  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

                  The ratings are based, in varying degrees, on the following considerations:


                  I. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

                  II. Nature of and provisions of the obligation; and

                  III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                  The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity, Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.


                  AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

                  BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                  Moody's Investors Service, Inc Bond Ratings. Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.


                  Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


                  Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium grade obligations; (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Moody's applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

                                     PART C
                                OTHER INFORMATION


Item 22        Exhibits
               --------


  (a)(i)       Registrant's Articles of Incorporation, as amended (1)

 (a)(ii)       Articles Supplementary (5)

(a)(iii)       Articles Supplementary (5)

     (b)       Registrant's By-Laws as amended (1)

     (c)       None

  (d)(i)       Investment Advisory Agreement (Brandywine Blue Fund) (6)

 (d)(ii)       Sub-Advisory Agreement (Brandywine Blue Fund) (6)

(d)(iii)       Investment Advisory Agreement (Brandywine Advisors Fund) (7)

 (d)(iv)       Sub-Advisory Agreement (Brandywine Advisors Fund) (7)

     (e)       None

     (f)       None

  (g)(i) Custodian Agreement with Firstar Trust Company (predecessor to U.S. Bank, N.A.) (1)

 (g)(ii)       Amendment to Custodian Agreement (5)

  (h)(i) Service Agreement with Fiduciary Management, Inc. (Brandywine Blue Fund) (3)

 (h)(ii) Service Agreement with Fiduciary Management, Inc. (Brandywine Advisors Fund) (5)

(h)(iii) Transfer Agent Agreement with First Wisconsin Trust Company (predecessor to Firstar Mutual Fund Services, LLC (Brandywine Blue Fund) (1)

 (h)(iv)       Amendment to Transfer Agent Agreement (5)


     (i)       Opinion of Foley & Lardner LLP, counsel for Registrant


  (j)(i)       Consent of PricewaterhouseCoopers LLP (Brandywine Blue Fund)

 (j)(ii)       Consent of PricewaterhouseCoopers LLP (Brandywine Advisors Fund)

     (k)       None

     (l)       Subscription Agreement (2)

     (m)       Service and Distribution Plan (Brandywine Advisors Fund) (5)

     (n)       None

     (p) Code of Ethics of Brandywine Fund, Inc., Brandywine Blue Fund, Inc. and Friess Associates, LLC

----------------------

         (1) Previously filed as an exhibit to Post-Effective Amendment No. 7 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 7 was filed on January 15, 1997 and its accession number is 0000897069-97-000011.

         (2) Previously filed as an exhibit to Post-Effective Amendment No. 8 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 8 was filed on January 30, 1998 and its accession number is 0000897069-98-000026.

         (3) Previously filed as an exhibit to Post-Effective Amendment No. 9 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 9 was filed on November 30, 1998 and its accession number is 0000897069-98-000590.

         (4) Previously filed as an exhibit to Post-Effective Amendment No. 10 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 10 was filed on November 30, 1999 and its accession number is 0000897069-99-000582.

         (5) Previously filed as an exhibit to Post-Effective Amendment No. 11 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 11 was filed on August 16, 2000 and its accession number is 0000897069-00-000428.

         (6) Previously filed as an exhibit to Post-Effective Amendment No. 11 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 11 was filed on August 16, 2000 and its accession number is 0000897069-00-000428.

         (7) Previously filed as an exhibit to Post-Effective Amendment No. 15 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 15 was filed on January 28, 2002 and its accession number is 0000897069-02-000042.


         (8) Previously filed as an exhibit to Post-Effective Amendment No. 17 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 17 was filed on January 29, 2004 and its accession number is 0000897069-04-000202.

Item 23.       Persons Controlled by or under Common Control with Registrant
               -------------------------------------------------------------


         Registrant is controlled by Foster S. Friess and Lynnette E. Friess. Registrant neither controls any person nor is under common control with any other person.


Item 24.       Indemnification
               ---------------


         Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the following bylaw, which is in full force and effect and has not been modified or canceled:

                                   Article VII

                               GENERAL PROVISIONS

Section 7.     Indemnification.
               ---------------

         A. The corporation shall indemnify all of its corporate representatives against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

         B. In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made:
(i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

         C. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

         D. Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

         E. The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

         F. This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

         G. "Corporate Representative" means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

                  Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 25.       Business and Other Connections of Investment Adviser
               ----------------------------------------------------


                  Incorporated by reference to the Statement of Additional Information for Brandywine Blue Fund pursuant to Rule 411 under the Securities Act of 1933.


Item 26.       Principal Underwriters
               ----------------------


                  Registrant has no principal underwriters.


Item 27.       Location of Accounts and Records
               --------------------------------

                  The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Fiduciary Management, Inc. and Registrant's Custodian as follows: the documents required to be maintained by paragraphs (4), (5), (6), (7), (10) and (11) of Rule 31a-1(b) will be maintained by Fiduciary Management, Inc. at its offices at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202, and all other records will be maintained by the Custodian.

Item 28.       Management Services
               -------------------


                  All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.


Item 29.       Undertakings
               ------------


                  Registrant   undertakes   to  provide  its  annual  report  to
shareholders upon request without charge to any recipient of a prospectus.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jackson and State of Wyoming on the 30th day of November, 2004.


                                      BRANDYWINE BLUE FUND, INC.
                                      (Registrant)


                                      By:  /s/ William F. D'Alonzo
                                         ---------------------------------------
                                           William F. D'Alonzo, President


                  Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.




        Name                                     Title                             Date

/s/ William F. D'Alonzo                  Principal Executive Officer         November 30, 2004
--------------------------------         and Director
William F. D'Alonzo

/s/ Christopher G. Long                  Principal Financial and             November 30, 2004
--------------------------------         Accounting Officer
Christopher G. Long

/s/ Foster S. Friess                     Director and Chairman               November 30, 2004
--------------------------------
Foster S. Friess

/s/ Robert F. Birch                      Director                            November 30, 2004
--------------------------------
Robert F. Birch

/s/ Charles Quentin Sweeting Jackson     Director                            November 19, 2004
------------------------------------
Charles Quentin Sweeting Jackson

/s/ Stuart A McFarland                   Director                            November 19, 2004
--------------------------------
Stuart A. McFarland

/s/ W. Richard Scarlett III              Director                            November 20, 2004
--------------------------------
W. Richard Scarlett III

/s/ Marvin N. Schoenhals                 Director                            November 30, 2004
--------------------------------
Marvin N. Schoenhals

/s/ James W. Zug                         Director                            November 30, 2004
--------------------------------
James W. Zug



                                  EXHIBIT INDEX

Exhibit No.                           Exhibit
-----------                           -------

       (a)(i)            Registrant's Articles of Incorporation, as amended*

       (a)(ii)           Articles Supplementary*

       (a)(iii)          Articles Supplementary*

       (b)               Registrant's Bylaws*

       (c)               None

       (d)(i)            Investment Advisory Agreement (Brandywine Blue Fund)*

       (d)(ii)           Sub-Advisory Agreement (Brandywine Blue Fund)*

       (d)(iii)          Investment  Advisory  Agreement   (Brandywine  Advisors
                         Fund)*

       (d)(iv)           Sub-Advisory Agreement (Brandywine Advisors Fund)*

       (e)               None

       (f)               None


       (g)(i)            Custodian   Agreement   with  Firstar   Trust   Company
                         (predecessor to U.S. Bank, N.A.) *

       (g)(ii)           Amendment to Custodian Agreement*

       (h)(i)            Service  Agreement  with  Fiduciary  Management,   Inc.
                         (Brandywine Blue Fund)*

       (h)(ii)           Service  Agreement  with  Fiduciary  Management,   Inc.
                         (Brandywine Advisors Fund) *

       (h)(iii) Transfer Agent Agreement with First Wisconsin Trust Company (predecessor to Firstar Mutual Fund Services,
                         LLC)*

       (h)(iv)           Amendment to Transfer Agent Agreement*


       (i)               Opinion of Foley & Lardner LLP, counsel for Registrant


       (j)(i)            Consent of PricewaterhouseCoopers  LLP (Brandywine Blue
                         Fund)

      (j)(ii)            Consent  of  PricewaterhouseCoopers  LLP   (Brandywine
                         Advisors Fund)

       (k)               None

       (l)               Subscription Agreement*

       (m)               Service and Distribution Plan*

       (n)               None

       (p) Code of Ethics of Brandywine Fund, Inc., Brandywine Blue Fund, Inc. and Friess Associates, LLC*

-------------------
* Incorporated by reference